As filed with the Securities and Exchange Commission on February 12, 2007

Registration No. 33-6486

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 29

AND/OR

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 30

MUTUAL OF AMERICA INVESTMENT CORPORATION

(Exact name of registrant as specified in charter)

320 Park Avenue New York, New York 10022
(Address of Principal Executive Office)(Zip Code)

Registrant’s telephone number, including area code: (212) 224-1600

Manfred Altstadt, Chairman, President & CEO
Mutual of America Investment Corporation
320 Park Avenue
New York, New York 10022-6839
(Name and address of agent for service)

Copy to:

Thomas L. Martin
Senior Vice President and Secretary
Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

Approximate date of proposed public offering:
As soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become effective: (check appropriate space)

☐  immediately upon filing pursuant to paragraph (b)

☐  on May 1, 2006 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date) pursuant to paragraph (a)(1)

☒  75 days after filing pursuant to paragraph (a)(2)

☐  on (date) pursuant to paragraph (a)(2) of Rule 485

MUTUAL OF AMERICA INVESTMENT CORPORATION

Cross-Reference Sheet

Form N-1A Item	Caption or Location in Prospectus
PART A
1. Front and Back Cover Pages	Front and Back Covers
2. Risk/Return Summary: Investments, Risks, and Performance	Summary of How Our Funds Invest
3. Risk/Return Summary: Fee Table	Not Applicable (shares sold only to Separate Accounts)
4. Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings	Details about How Our Funds Invest and Related Risks
5. Management, Organization, and Capital Structure	Management of the Funds
6. Shareholder Information	Information on Fund Shares
7. Distribution Arrangements	Information on Fund Shares
8. Financial Highlights Information	Financial Highlights

PART B	Caption or Location in Statement of Additional Information
9. Cover Page and Table of Contents	Cover
10. Fund History	Investment Company’s Form of Operations
11. Description of the Fund and Its Investments and Risks	Investment Strategies and Related Risks; Fundamental Investment Restrictions; Non-Fundamental Investment Policies; Description of Corporate Bond Ratings; Use of Standard & Poor’s Indices
12. Management of the Fund	Management of the Investment Company
13. Control Persons and Principal Holders of Securities	Investment Company’s Form of Operations
14. Investment Advisory and Other Services	Investment Advisory Arrangements; Independent Registered Public Accounting Firm; Legal Matters; Custodian
15. Portfolio Managers	Investment Advisory Arrangements
16. Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
17. Capital Stock and Other Securities	Investment Company’s Form of Operations
18. Purchase, Redemption, and Pricing of Shares	Purchase, Redemption and Pricing of Shares
19. Taxation of the Fund	Taxation of the Investment Company
20. Underwriters	Distribution Arrangements
21. Calculation of Performance Data	Yield and Performance Information
22. Financial Statements	Not Applicable (Included in Annual Report)

Caption in Form N-1A and in Part C of Registration Statement

PART C
23. Exhibits
24. Persons Controlled by or Under Common Control with the Fund
25. Indemnification
26. Business and Other Connections of the Investment Adviser
27. Principal Underwriters
28. Location of Accounts and Records
29. Management Services
30. Undertakings

Prospectus   of

MUTUAL OF AMERICA INVESTMENT CORPORATION

EQUITY INDEX FUND

ALL AMERICA FUND

MID CAP VALUE FUND

MID-CAP EQUITY INDEX FUND

SMALL CAP VALUE FUND

SMALL CAP GROWTH FUND

COMPOSITE FUND

INTERNATIONAL FUND

BOND FUND

MID-TERM BOND FUND

MONEY MARKET FUND

TARGET RETIREMENT  FUNDS:

RETIREMENT FUND

2010 RETIREMENT FUND

2015 RETIREMENT FUND

2020 RETIREMENT FUND

2025 RETIREMENT FUND

2030 RETIREMENT FUND

2035 RETIREMENT FUND

2040 RETIREMENT FUND

2045 RETIREMENT FUND

ALLOCATION FUNDS:

CONSERVATIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

AGGRESSIVE ALLOCATION FUND

FIDELITY INVESTMENTS® VARIABLE INSURANCE PRODUCTS FUNDS:

EQUITY-INCOME PORTFOLIO

ASSET MANAGER(SM) PORTFOLIO

CONTRAFUND® PORTFOLIO

MID CAP PORTFOLIO

VANGUARD VARIABLE INSURANCE FUND:

DIVERSIFIED VALUE PORTFOLIO

INTERNATIONAL PORTFOLIO

DWS VARIABLE SERIES I:

BOND VIP

CAPITAL GROWTH VIP

INTERNATIONAL VIP

OPPENHEIMER MAIN STREET FUND®/VA

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

CALVERT SOCIAL BALANCED PORTFOLIO

May 1, 2007

Funds

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

MUTUAL OF AMERICA INVESTMENT CORPORATION

320 Park Avenue, New York, New York 10022-6839

Mutual of America Investment Corporation (the “Investment Company”) is a mutual fund. It currently has these twenty-three Funds:

•       Equity Index Fund

•       All America Fund

•       Mid Cap Value Fund

•       Mid-Cap Equity Index Fund

•       Small Cap Value Fund

•       Small Cap Growth Fund

•       Composite Fund

•       International Fund

•       Bond Fund

•       Mid-Term Bond Fund

•       Money Market Fund

•       Target Retirement Funds:

Retirement Fund

2010 Retirement Fund

2015 Retirement Fund

2020 Retirement Fund

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

•       Allocation Funds:

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

The Funds serve as investment vehicles for account balances under variable accumulation annuity contracts and (except for the Target Retirement Funds) variable life insurance policies issued by Mutual of America Life Insurance Company (the “Insurance Company”). Separate Accounts of the Insurance Company purchase Fund shares.

This Prospectus has information a contractholder or policyowner should know before making allocations or transfers to the Separate Account Funds that invest in shares of the Funds. You should read this Prospectus carefully and keep it for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated May 1, 2007

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SUMMARY OF HOW OUR FUNDS INVEST

Each Fund of the Investment Company has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds’ different investment strategies will affect the return of the Funds and the risks of investing in each Fund.

A Fund may not achieve its objective. An investment in any of the Funds could decline in value and you could lose money by investing in any of the Funds. The Funds sell their shares to separate accounts of Mutual of America Life Insurance Company and do not offer them for sale to the general public.

Below is a summary of the Funds’ investment objectives, principal investment strategies, and principal risks of investing in the Funds.

Equity Index Fund

Objective. The Fund seeks investment results that correspond to the investment performance of the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500® Index).

Strategy. The Fund invests primarily in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks.

•  At least 80% of the Fund’s assets are invested in securities included in the S&P 500® Index.

•  Securities in the S&P 500® Index generally are issued by companies with large market capitalizations (see definition below).

•  Securities are included in the S&P 500® Index based on industry weightings and the issuers’ leading positions in those industries.

•  Risks. An investment in the Equity Index Fund is subject to market risk, futures risk and financial risk, as defined below. Securities issued by companies with large market capitalizations have more liquidity and generally have less price volatility than securities of companies with smaller market capitalizations.

•  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

All America Fund

Objective. The Fund attempts to outperform the S&P 500® Index, by investing in a diversified portfolio of primarily common stocks.

Strategy. A portion of the Fund’s assets is indexed and a portion is actively managed.

•  Approximately 60% of the Fund’s assets are invested in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks.

•  Approximately 40% of the Fund’s assets are managed by Mutual of America Capital Management Corporation (“the Adviser”), with approximately 20% of the Fund’s assets invested in large cap stocks, approximately 10% of the Fund’s assets invested in small and mid-cap growth stocks and approximately 10% in small and mid-cap value stocks.

•  The Fund may invest in American Depositary Receipts (ADRs), which are U.S. dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers,.

Value and Growth Stocks

Value stocks are stocks considered to be undervalued in the marketplace. Growth stocks are stocks considered to possess above average growth potential. Value stocks generally have above average dividends with prices that are considered low as compared with standard measures, such as earnings and book value. Growth stocks generally have low dividends and higher prices relative to the standard measures. There are times when growth stocks outperform value stocks and when value stocks outperform growth stocks. A risk of choosing either style is that it will not continue to outperform the other style.

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Risks. An investment in the All America Fund is subject to market risk, futures risk and financial risk, as defined on page 3. Approximately 20% of the All America Fund’s assets are invested in small and mid- capitalization growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk than the portion invested in mid- and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange. In addition, value stocks may not be outperforming growth stocks at a given time or times and vice versa, which will result in lower performance during those periods of time to the extent the Fund holds stocks of the style that is out of favor . See “Value and Growth Stocks”.

•  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

•  ADRs are U.S. dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers, and are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.

Mid Cap Value Fund

Objective. The Fund seeks capital appreciation and, to a lesser extent, current income.

Strategy. The Fund invests primarily in value stocks.

Under normal circumstances, at least 80% of the Fund’s assets are invested in securities of companies with mid sized market capitalizations known as mid cap stocks. See “Market Capitalization of Equity Issuers”.

•  The Fund invests in value stocks issued by companies with mid-sized market capitalizations (see definition on page 2) that the Advisor believes to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential. Securities issued by companies with mid-sized market capitalizations generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

Risks. An investment in the Mid Cap Value Fund is subject to market risk and financial risk (as defined on page 3).

•  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

•  In addition, value stocks may not be outperforming growth stocks at a given time or times, which will result in lower relative performance during those periods of time. See “Value and Growth Stocks”.

Mid-Cap Equity Index Fund

Objective. The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400® Index.

Strategy. The Fund invests primarily in the 400 common stocks included in the S&P MidCap 400® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P MidCap 400® Index to invest cash prior to the purchase of common stocks.

•  At least 80% of the Fund’s assets are invested in securities included in the S&P MidCap 400® Index.

•  Stocks included in the S&P MidCap 400® Index are issued by companies with mid-sized market capitalizations (see definition below).

•  The average weighted market capitalization of companies in the Index is approximately $3.8 billion (and will vary with market conditions), although companies in the Index may have significantly smaller or larger market capitalizations.

Risks. An investment in the Mid-Cap Equity Index Fund is subject to market risk, futures risk and financial risk (as defined on page 3). Securities issued by companies with mid-sized market capitalizations generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

Market Capitalizations of Equity Issuers

Market capitalization refers to the aggregate market value of the equity securities (stock) that a company has issued. Companies generally are described as large cap, mid-cap or small cap. At December 31, 2006, the S&P 500® Index included large cap companies with market capitalizations from $1.41 billion up to $446.94 billion; the S&P MidCap 400® Index included mid-cap companies with market capitalizations from $.50 billion up to $10.62 billion; and the Russell 2000® Index included small cap companies with market capitalizations up to $3.05 billion. “S&P 500®” and “S&P MidCap 400®” are registered trademarks of The McGraw-Hill Companies, Inc., and “Russell 2000®” is a registered trademark of the Frank Russell Company. Generally, companies are considered to be large cap if they have market capitalizations in excess of $10 billion; mid-cap if they have market capitalizations of between $2 billion and $10 billion; and small cap if they have market capitalizations of less than $2 billion.

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Small Cap Value Fund

Objective. The Fund seeks capital appreciation.

Strategy. The Fund invests primarily in value stocks.

Under normal circumstances, at least 80% of the Fund’s assets are invested in securities of companies with small capitalizations known as small cap stocks.. See “Market Capitalization of Equity Issuers”.

•  The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential.

Risks. An investment in the Small Cap Value Fund is subject to market risk and financial risk (as defined on page 3). The Small Cap Value Fund has more market risk and financial risk than certain of the other stock funds of the Investment Company because it generally invests in small capitalization value equity securities that often trade over-the-counter. In addition, value stocks may not be outperforming growth stocks at a given time or times, which will result in lower relative performance during those periods of time. See “Value and Growth Stocks”.

•  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

Risks of Investing in Equity Securities

Market risk refers to how much the value of a security changes (volatility of price) when conditions in the securities markets change or the economic environment changes. Stocks of companies with smaller market capitalizations generally have more market risk and less liquidity than stocks of companies with larger market capitalizations. Securities that trade over-the-counter may be more difficult to sell than securities traded over a national securities exchange, and they can be less liquid as a result. Loss of money is a risk of investing in any of the Funds.

Financial (or credit) risk refers to the earning stability and overall financial soundness of an issuer of an equity security.

Futures Risk refers to the risks that the securities, contracts, commodities or markets that are the subjects of futures contracts may not perform the way that the portfolio managers expected them to perform, which could cause losses or the receipt of lower amounts of income than were anticipated.

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Small Cap Growth Fund

Objective. The Fund seeks capital appreciation.

Strategy. The Fund invests primarily in growth stocks.

Under normal circumstances, at least 80% of the Fund’s assets are invested in securities of companies with small capitalizations known as small cap stocks. See “Market Capitalization of Equity Issuers”. Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  The Fund invests in growth stocks issued by companies the Adviser believes to possess above-average growth potential.

Risks. An investment in the Small Cap Growth Fund is subject to market risk and financial risk (as defined on page 3). The Small Cap Growth Fund has more market risk and financial risk than certain of the other stock funds of the Investment Company because it generally invests in small capitalization growth equity securities that often trade over-the-counter. In addition, growth stocks may not be outperforming value stocks at a given time or times, which will result in lower relative performance during those periods of time. See “Value and Growth Stocks” Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

Risks of Investing in any of the Bond Funds

Market risk for investments in Bond Funds includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities, with the amount of the decline greater for securities with longer terms to maturity. For this reason, the Bond Fund has more market risk than the Mid-Term Bond Fund. Investment grade debt securities with lower ratings (such as BBB), which the Bond Fund and the Mid-Term Bond Fund purchase, may be subject to a greater market risk than higher rated debt securities. Below investment-grade securities (rated below BBB), which the Bond Fund and to a lesser extent the Mid-Term Bond Fund may hold, are subject to greater market risk than investment grade debt securities. Zero coupon securities, which the Bond Fund and Mid-Term Bond Fund also may purchase, may be subject to a greater market risk than securities that pay interest on a regular basis. Mortgage-backed securities or certificates, which all of the Funds may purchase, are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise.

Credit risk for investments in Bond Funds refers to the ability of the issuer of a security to pay principal and interest as it becomes due. Securities rated BBB or lower generally have more credit risk than higher-rated securities.

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Composite Fund

Objective. The Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

Strategy. The portion of the Fund’s assets invested in each category of securities will vary, based on the Adviser’s view of current economic and market conditions.

•  The investment strategy for the equity portion of the Fund is to invest in stocks in the S&P 500® Index, as selected by the Adviser.

•  The current investment strategy for the fixed income portion of the Fund is to invest primarily in investment-grade debt securities issued by U.S. corporations or by the U.S. Government or its agencies, including mortgage-backed securities.

Risks. An investment in the Composite Fund has market risk. By investing in equity securities and debt securities, the Fund tries to reduce the market risk that would exist for an investment in either a stock fund or a bond fund. An investment in the Composite Fund has moderate financial risk, based on the Fund’s purchase of equity securities included in the S&P 500® Index and its purchase of investment grade debt securities. Refer to “Risks of Investing in Equity Securities” and “Risks of Investing in any of the Bond Funds”. Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

•  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

International Fund

Objective.  The Fund seeks capital appreciation.

Strategy.  The Fund invests, directly and indirectly, mainly in stocks of companies located outside of the United States through purchasing shares of stocks contained in the Morgan Stanley Europe, Australia and Far East Index (the “EAFE” Index). The International Fund may invest a portion or substantially all of its assets in EAFE iShares or other equivalent exchange traded funds or products that reflect or closely match the holdings in the EAFE Index.  The EAFE Index is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets. Under normal circumstances, at least 80% of the Fund’s total assets will be invested directly or indirectly in stocks of foreign companies represented in the EAFE Index through the purchase of iShares or equivalent securities.

Risks.  An investment in the International Fund is subject to market risk, financial risk, and currency risk, among other risks as discussed below. As with any fund that invests in international securities, there is a risk that the International Fund will not perform as well as domestic United States stocks or stocks in other indices. Events in foreign countries and foreign markets may cause an international fund to underperform United States stocks and indices. Funds that invest in international securities are also subject to the risk that their performance will be adversely impacted by changes in the values of foreign currencies, as compared to United States currency. See also “Risks of Investing in Equity Securities” on page           .

In addition to the risks that are common to funds that invest in international securities, the International Fund is subject to the risks associated with investing in iShares and other products that track the holdings in the EAFE Index as well as the risks associated with investing in exchange traded funds (ETF’s). ETF’s invest substantially all of their assets in equity securities and are traded on stock exchanges, unlike traditional mutual funds. Their net asset values may differ from the prices of the ETF shares offered on the exchanges. There are also risks associated with investing in ETF’s that invest in the securities of companies located throughout the world. iShares is an ETF that invests in the stocks contained in the EAFE Index in an atempt to reflect the performance of that index. The EAFE Index reflects a broad array of stocks from various countries, and events affecting those countries or the regions in which they are situated, such as changes in local economies, political instability or natural disasters, may adversely affect the performance of the Fund. By investing in the Fund, you will indirectly bear fees and expenses charged by the ETF’s in which the Fund invests in addition to the Fund’s direct fees and expenses.  See “Risks of Investing in Funds that Invest in ETF’s” on page        and “Details About How Our Funds Invest and Related Risks” on page       .

•                  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

Bond Fund

Objective. The Fund seeks current income, with preservation of shareholders’ capital a secondary objective. The Fund’s securities holdings will have an average maturity that varies according to the Adviser’s view of current market conditions. The term “Bond” as used in this Prospectus means debt obligations and includes bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

Strategy. The Fund invests primarily in publicly-traded, investment-grade debt securities.

•  At least 80% of the Fund’s assets are invested in Bonds.

•  The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

•  The Fund generally will invest a significant portion of its assets invested in a particular type of debt security, such as U.S. Government securities, securities rated BBB or higher and mortgage-backed securities and it is possible at any given time that certain corporate bonds in the Fund’s portfolio can be below investment grade. Below investment grade securities are commonly referred to as “junk bonds.”

•  The Adviser evaluates each security to be purchased and selects securities based in part on interest income to be generated.

Risks. An investment in the Bond Fund is subject to market risk (including from interest rate changes) and credit risk. Refer to “Risks of Investing in any of the Bond Funds”. The Bond Fund has more market risk than the other Bond Funds because its securities holdings have a longer average maturity. Lower rated investment-grade debt

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securities are subject to a greater market risk than higher rated debt securities, with adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. In the event that the Fund invests in foreign securities, foreign debt securities are subject to the risks of changes in currency or exchange rates (which impact the financial condition of the issuer), the difficulty of assessing economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities,

Mortgage-backed securities or certificates are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities. Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. For example, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

Mid-Term Bond Fund

Objective. The Fund seeks current income, with preservation of shareholders’ capital a secondary objective. The Fund’s securities holdings will have an average maturity of three to seven years.

Strategy. The Fund invests primarily in publicly-traded, investment-grade debt securities.

•  The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

•  The Fund may have a significant portion of its assets invested in a particular type of debt security, such as U.S. Government agency securities, zero coupon securities or securities rated BBB or higher.

•  The Adviser evaluates each security to be purchased and selects securities based in part on interest income to be generated.

Risks. An investment in the Mid-Term Bond Fund is subject to market risk and credit risk. Refer to “Risks of Investing in any of the Bond Funds,” which also describes risks of investing in mortgage-backed securities. The risks associated with investment in mortgage-backed securities are also described under “Bond Fund,” above.

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Money Market Fund

Objective. The Fund seeks current income to the extent consistent with maintenance of liquidity, investment quality and stability of capital.

Strategy. The Fund invests in money market instruments that meet certain requirements.

•  The average maturity of the instruments the Fund holds will be short-term — 90 days or less.

•  The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

•  The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

The Money Market Fund pays dividends of income earned on an annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

•  The Fund’s net asset value will generally rise during the year as the Fund earns income, before dividends are paid.

•  The Fund’s net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of December each year.

Risks. An investment in the Money Market Fund has a small amount of market risk and financial risk, because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature. Although the Fund seeks current income and preservation of principal within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Investment Company, its adviser and distributor, and fees of any separate accounts associated with an investment in the Fund are taken into account.

A shareholder’s investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the U.S. Government or any other government agency.

Target Retirement Funds(1)

Each of the Target Retirement Funds described in this prospectus and the Statement of Additional Information is a “fund of funds,” which may invest substantially all of its assets in shares of other funds of the Investment Company (“IC Funds”), except for the Allocation Funds.  IC Funds in which the Target Retirement Funds invest are sometimes referred to as “acquired funds”.  Each Target Retirement Fund, except for the Retirement Fund, invests toward an approximate year of retirement which is included in the Fund’s name (“Target Retirement Date”). The Target Retirement Funds purchase such shares in accordance with allocations designed to accumulate earnings and gains while gradually adjusting the allocation of assets in the Funds so that, as the Target Retirement Date approaches, they become more heavily weighted toward preservation of capital and production of income.  The Target Retirement Date included in the name of each fund is the approximate year of retirement that is used in setting the allocations for each Target Retirement Fund. The Retirement Fund is intended for investors who have reached retirement or have passed their retirement date and seek a more conservative investment than that offered by the other Target Retirement Funds.

The Adviser will periodically reallocate and change the mix of funds in each Target Retirement Fund to gradually move the assets of the Target Retirement Fund toward capital preservation and income as the Target Retirement Date draws closer.  The Adviser will reallocate holdings in the general categories of equities (stocks) and fixed income (bonds, notes, treasury bills) to accomplish this movement over time.  The periodic reallocation will be affected by other matters aside from the period of time remaining until the Target Retirement Date, such as current market conditions, the economy, anticipated events and other factors, so there is no precise timetable or formula for the reallocations of the Target Retirement Funds.  The Target Retirement Funds are monitored daily to assure proper application of cash to investments, are expected to be rebalanced quarterly to ensure substantial conformance with the current allocation target, and the mix of funds within each Fund is expected to be reallocated at least annually.  It should also be noted that the allocation for a fund that has reached its Target Retirement Date may not move to its most conservative mix for a number of years after the Target Retirement Date has been reached, since it is assumed that persons reaching their retirement date will live many years after that date, and the use of equity investments to continue to accumulate assets for a period after the Target Retirement Date is appropriate in order to provide income for a reasonable number of years after retirement.  Except for the Retirement Fund, the Target Retirement Funds may not reach their most conservative allocation until several years after reaching the Target Retirement Date.

Once a Target Retirement Fund has reached December 31 of the year designated as its Target Retirement Date (“Maturing Target Retirement Fund”), and at any time up to ten (10) years after that date the Investment Company’s Board of Directors may in its discretion decide to transfer that Fund’s assets into the Retirement Fund by contributing the Maturing Target Retirement Fund assets to the Retirement Fund in exchange for shares of the Retirement Fund based on the then-current net asset values of the respective Funds, and to the extent allowed by law and regulation, this action would not be subject to shareholder approval. The Maturing Target

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Retirement Fund will then cease to exist. The Board of Directors expressly reserves the right to authorize such actions in the best interests of shareholders.

You should read carefully all risk disclosures contained in this prospectus for the other funds of the Investment Company before investing because the Target Retirement Funds will own shares of such other funds.  There is no guarantee that the allocations and reallocations of the general categories of acquired funds, the specific choices of acquired funds or the mix of such funds in each Target Retirement Fund will prove to be correct under all market and economic conditions, and you could lose money by investing in the Target Retirement Funds, as is possible with all mutual fund investments.  In addition to the risks set forth below, an investment in a “fund of funds” in which allocations gradually shift over time also bears the risk that the target allocation mix, at any given time, may not be the ideal allocation mix based on the existing conditions in the financial markets.  There is also the risk that a particular Target Retirement Fund, as with any mutual fund, may not be suitable or ideal for you based on your personal financial goals, other assets, tolerance for risk, and changes in your financial situation over time, even though you select a particular Target Retirement Fund with your approximate year of retirement in mind. The following paragraphs describe the individual Target Retirement Funds.

(1)   The Retirement Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund and 2045 Retirement Fund are sometimes collectively referred to as the “Target Retirement Funds”.

Retirement Fund

Objective: The Retirement Fund seeks to achieve current income consistent with the preservation of capital and, to a lesser extent, capital appreciation.

Strategy: The Fund invests primarily in IC Funds in proportions that are balanced to meet the investment objective of the Fund, which is to produce current income and preserve the value of the investments of retired individuals.

As of the date of this prospectus, approximately 35% of the assets in the Fund will be invested in the IC Money Market Fund, 40% will be invested in fixed income IC Funds and 25% will be invested in equity IC Funds.

•              The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations.  Money Market investments are also included in the portfolio.

Risks: The Fund’s allocation which favors bond funds, but also includes equity funds, results in risks that are similar to, but somewhat higher than, the risks of investing in bond funds alone, and similar to, but lower than, investments in equity mutual funds.  See Risks of Investing in Bond Funds on page     , and Risks of Investing in Equity Securities on page     .

•                  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

2010 Retirement Fund

Objective: The Fund seeks to achieve current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

Strategy: The Fund invests primarily in IC Funds in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.

As of the date of this prospectus, approximately 13% of the assets in the Fund will be invested in the IC Money Market Fund, 40% will be invested in fixed income IC Funds and 47% will be invested in equity IC Funds.  Appendix A to this prospectus shows the current approximate allocations. The allocation of the types of investments in the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect periodic modifications as the Fund’s Target Retirement Date approaches.

•              The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations.  Money Market investments are also included in the portfolio.

Risks: The Fund’s allocation which initially will place as much emphasis on equity funds as is deemed prudent, given the period of time before the retirement date, will gradually see an increased weighting in bond funds, but will likely always include equity funds.  This results in risks that are similar to, but somewhat higher than, the risks of investing in bond funds alone, and similar to, but lower than, investments in equity mutual funds.  See Risks of Investing in Bond Funds on page     , and Risks of Investing in Equity Securities on page     .

•                  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

11

2015 Retirement Fund

Objective: The Fund seeks to achieve current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

Strategy: The Fund invests primarily in IC Funds in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.

As of the date of this prospectus, approximately 9% of the assets in the Fund will be invested in the IC Money Market Fund, 32% will be invested in fixed income IC Funds and 59% will be invested in equity IC Funds.  Appendix A to this prospectus shows the current approximate allocations.  The allocation of the types of investments in the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect periodic modifications as the Fund’s Target Retirement Date approaches.

•              The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations.  Money Market investments are also included in the portfolio.

Risks: The Fund’s allocation which initially will place as much emphasis on equity funds as is deemed prudent, given the period of time before the retirement date, will gradually see an increased weighting in bond funds, but will likely always include equity funds.  This results in risks that are similar to, but somewhat higher than, the risks of investing in bond funds alone, and similar to, but lower than, investments in equity mutual funds.  See Risks of Investing in Bond Funds on page     , and Risks of Investing in Equity Securities on page     .

•                  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

2020 Retirement Fund

Objective: The Fund seeks to achieve current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

Strategy: The Fund invests primarily in IC Funds in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.

As of the date of this prospectus, approximately 32% of the assets in the Fund will be invested in fixed income IC Funds and 68% will be invested in equity IC Funds.  Appendix A to this prospectus shows the current approximate allocations.  The allocation of the types of investments in the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect periodic modifications as the Fund’s Target Retirement Date approaches.

•              The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations.  Money Market investments are also included in the portfolio.

Risks: The Fund’s allocation which initially will place as much emphasis on equity funds as is deemed prudent, given the period of time before the retirement date, will gradually see an increased weighting in bond funds, but will likely always include equity funds.  This results in risks that are similar to, but somewhat higher than, the risks of investing in bond funds alone, and similar to, but lower than, investments in equity mutual funds.  See Risks of Investing in Bond Funds on page     , and Risks of Investing in Equity Securities on page     .

•                  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

2025 Retirement Fund

Objective: The Fund seeks to achieve current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

Strategy: The Fund invests primarily in IC Funds in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.

As of the date of this prospectus, approximately 25% of the assets in the Fund will be invested in fixed income IC Funds and 75% will be invested in equity IC Funds.  Appendix A to this prospectus shows the current approximate allocations.  The allocation of the types of investments in the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect periodic modifications as the Fund’s Target Retirement Date approaches.

12

•              The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations.  Money Market investments are also included in the portfolio.

Risks: The Fund’s allocation which initially will place as much emphasis on equity funds as is deemed prudent, given the period of time before the retirement date, will gradually see an increased weighting in bond funds, but will likely always include equity funds.  This results in risks that are similar to, but somewhat higher than, the risks of investing in bond funds alone, and similar to, but lower than, investments in equity mutual funds.  See Risks of Investing in Bond Funds on page     , and Risks of Investing in Equity Securities on page     .

•                  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

2030 Retirement Fund

Objective: The Fund seeks to achieve current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

Strategy: The Fund invests primarily in IC Funds in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.

As of the date of this prospectus, approximately 18% of the assets in the Fund will be invested in fixed income IC Funds and 82% will be invested in equity IC Funds.  Appendix A to this prospectus shows the current approximate allocations.  The allocation of the types of investments in the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect periodic modifications as the Fund’s Target Retirement Date approaches.

•              The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations.  Money Market investments are also included in the portfolio.

Risks: The Fund’s allocation which initially will place as much emphasis on equity funds as is deemed prudent, given the period of time before the retirement date, will gradually see an increased weighting in bond funds, but will likely always include equity funds.  This results in risks that are similar to, but somewhat higher than, the risks of investing in bond funds alone, and similar to, but lower than, investments in equity mutual funds.  See Risks of Investing in Bond Funds on page     , and Risks of Investing in Equity Securities on page     .

•                  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

2035 Retirement Fund

Objective: The Fund seeks to achieve current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

Strategy: The Fund invests primarily in IC Funds in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.

As of the date of this prospectus, approximately 12% of the assets in the Fund will be invested in fixed income IC Funds and 88% will be invested in equity IC Funds.  Appendix A to this prospectus shows the current approximate allocations.  The allocation of the types of investments in the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect periodic modifications as the Fund’s Target Retirement Date approaches.

•              The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations.  Money Market investments are also included in the portfolio.

Risks: The Fund’s allocation which initially will place as much emphasis on equity funds as is deemed prudent, given the period of time before the retirement date, will gradually see an increased weighting in bond funds, but will likely always include equity funds.  This results in risks that are similar to, but somewhat higher than, the risks of investing in bond funds alone, and similar to, but lower than, investments in equity mutual funds.  See Risks of Investing in Bond Funds on page     , and Risks of Investing in Equity Securities on page     .

•                  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

13

2040 Retirement Fund

Objective: The Fund seeks to achieve current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

Strategy: The Fund invests primarily in IC Funds in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.

As of the date of this prospectus, approximately 11% of the assets in the Fund will be invested in fixed income IC Funds and 89% will be invested in equity IC Funds.  Appendix A to this prospectus shows the current approximate allocations.  The allocation of the types of investments in the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect periodic modifications as the Fund’s Target Retirement Date approaches.

•              The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations.  Money Market investments are also included in the portfolio.

Risks: The Fund’s allocation which initially will place as much emphasis on equity funds as is deemed prudent, given the period of time before the retirement date, will gradually see an increased weighting in bond funds, but will likely always include equity funds.  This results in risks that are similar to, but somewhat higher than, the risks of investing in bond funds alone, and similar to, but lower than, investments in equity mutual funds.  See Risks of Investing in Bond Funds on page     , and Risks of Investing in Equity Securities on page     .

•                  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

2045 Retirement Fund

Objective: The Fund seeks to achieve current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

Strategy: The Fund invests primarily in IC Funds in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.

As of the date of this prospectus, approximately 10% of the assets in the Fund will be invested in fixed income IC Funds and 90% will be invested in equity IC Funds.  Appendix A to this prospectus shows the current approximate allocations.  The allocation of the types of investments in the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect periodic modifications as the Fund’s Target Retirement Date approaches.

•              The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations.  Money Market investments are also included in the portfolio.

Risks: The Fund’s allocation which initially will place as much emphasis on equity funds as is deemed prudent, given the period of time before the retirement date, will gradually see an increased weighting in bond funds, but will likely always include equity funds.  This results in risks that are similar to, but somewhat higher than, the risks of investing in bond funds alone, and similar to, but lower than, investments in equity mutual funds.  See Risks of Investing in Bond Funds on page     , and Risks of Investing in Equity Securities on page     .

•                  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

Allocation Funds

Conservative Allocation Fund(2)

Objective. The Fund seeks current income and, to a lesser extent, capital appreciation.

Strategy. The Fund invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company.

•  The Fund’s target allocation currently is 75% of net assets in fixed income Funds and 25% of net assets in equity Funds.

•  The Fund seeks to maintain approximately 30% of its net assets in the Bond Fund and approximately 45% in the Mid-Term Bond Fund

•  The Fund seeks to maintain approximately 25% of its net assets in the Equity Index Fund.

Risks. An investment in the Conservative Allocation Fund is subject to market risk and credit risk for both fixed income and equity securities, based on the securities held by the Investment Company Funds in which it invests. The Fund is subject primarily to the risk of investing in fixed income securities, including the risk that interest rate increases may cause a decline in the value of fixed income obligations. You should refer to “Market Capitalization of Equity Issuers” “Risks of Investing in Equity Securities”, “Risks of Investing in any of the Bond Funds”, and “Risks of Investing in Allocation Funds” below.

14

Moderate Allocation Fund(2)

Objective. The Fund seeks capital appreciation and current income.

Strategy. The Fund invests in both equity and fixed income Funds of the Investment Company.

•  The Fund’s target allocation currently is approximately 50% of net assets in equity Funds and approximately 50% of net assets in fixed income Funds.

•  The Fund seeks to maintain approximately 35% of its net assets in the Equity Index Fund and approximately 15% in the Mid-Cap Equity Index Fund.

•  The Fund seeks to maintain approximately 30% of its net assets in the Bond Fund and approximately 20% in the Mid-Term Bond Fund.

Risks. An investment in the Moderate Allocation Fund is subject to market and credit risk for both fixed income and equity securities, based on the securities held by the Investment Company Funds in which it invests. You should refer to “Market Capitalization of Equity Issuers,” “Risks of Investing in Equity Securities”, “Risks of Investing in any of the Bond Funds”, and “Risks of Investing in Allocation Funds” below.

Aggressive Allocation Fund(2)

Objective. The Fund seeks capital appreciation and, to a lesser extent, current income.

Strategy. The Fund invests primarily in equity Funds of the Investment Company and also in fixed income Funds of the Investment Company.

•  The Fund’s target allocation currently is approximately 75% of net assets in equity Funds and approximately 25% of net assets in fixed income Funds.

•  The Fund seeks to maintain approximately 45% of its net assets in the Equity Index Fund, approximately 20% in the Mid-Cap Equity Index Fund, approximately 5% in the Small Cap Growth Fund and approximately 5% in the Small Cap Value Fund).

•  The Fund seeks to maintain approximately 25% of its net assets in the Bond Fund.

Risks. An investment in the Aggressive Allocation Fund is subject to market risk and credit risk for both equity securities and fixed income securities, based on the securities held by the Investment Company Funds in which it invests. The Fund is subject primarily to the risks of investing in equity securities, including large, mid- and small cap stocks. You should refer to “Market Capitalizations of Equity Issuers”, “Risks of Investing in Equity Securities”, “Risks of Investing in any of the Bond Funds”, and “Risks of Investing in Allocation Funds”.

(2)  The Aggressive Allocation Fund, Moderate Allocation Fund and Conservative Allocation Fund are sometimes referred to collectively as “Allocation Funds”.Risks of Investing in Allocation Funds

Each Allocation Fund invests in equity (stock) Funds and fixed income (bond) Funds, but the Funds target different percentages to these asset classes. The targets reflect three different approaches to asset allocation based on risk tolerance.

Stock prices generally are more volatile than bond prices. Stocks historically have had a larger potential for loss, especially in the short-term, than bonds. The Aggressive Allocation Fund, because it invests primarily in equity Funds, is expected to have more market risk than the other Allocation Funds. The Conservative Allocation Fund, because it invests primarily in bond Funds, is expected to have less market risk but also may have less potential for gain over the long term than the other Allocation Funds.

Stock prices and bond prices will increase or decrease differently, especially over the long run, and the performance of these two asset classes may offset each other during certain periods. Because the Allocation Funds hold two asset classes, their performance may be lower than that of equity Funds during periods when stocks outperform bonds and may be lower than that of fixed income Funds during periods when bonds outperform stocks.

Risks of Investing in Target Retirement Funds

The Target Retirement Funds will own shares of other IC funds, and the risks described for such funds therefore will apply to the extent such funds’ shares are held by the Target Retirement Fund.  See “Risks of Investing in Equity Securities” on page     , and “Risks of Investing in Any of the Bond Funds”  on page     , in addition to “Value and Growth Stocks” on page     .  The Target Retirement Funds may include shares of the International Fund and, to the extent of such investment, the risks described for the International Fund on page     , will apply.  There is the risk that the allocations and reallocations of the general categories of acquired funds, the choices of acquired funds or the mix of such funds in each Target Retirement Fund, which are made by the Adviser, may not prove to be correct under all market and economic conditions, and you could lose money by investing in the Target Retirement Funds, as is the case with all mutual fund investments. In addition, there is a risk that a Target Retirement Fund, as with any fund, may not be suitable or ideal for you based on your personal financial goals, other assets, tolerance for risk, and changes in your financial situation over time, even though you select that Target Retirement Fund with your approximate year of retirement in mind.

15

Annual Total Returns

The bar charts below show the annual return of each Fund for the past ten years, or for the years the Fund has been in operation if less than ten years. A chart indicates the risks of investing in a particular Fund by showing changes in the Fund’s performance from year-to-year during the period, but a Fund’s past performance does not necessarily indicate how it will perform in the future. You also may refer to “Average Annual Total Returns” below.

Below each chart is the Fund’s highest total return for any calendar quarter during the period covered by the chart, called the best quarter return, and the Fund’s lowest total return for any calendar quarter during the period covered, called the worst quarter return. These returns are an indication of the volatility of a Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.

The total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.

No annual return information is shown for the International Fund and the Target Retirement Funds because these Funds will commence operations on or about May 1, 2007.

Equity Index Fund:

** GRAPHIC **

Best quarter return: 21.45% during fourth quarter 1998

Worst quarter return: (17.30%) during third quarter 2002

All America Fund:

** GRAPHIC **

Best quarter return: 22.13% fourth quarter 1998

Worst quarter return: (17.39%) during third quarter 2001

16

Mid Cap Value Fund:

** GRAPHIC **

Best quarter return : 5.75% during third quarter 2005

Worst quarter return: 1.10% during fourth quarter 2005

The Mid Cap Value Fund began operations on July 1, 2005.

Mid-Cap Equity Index Fund:

** GRAPHIC **

Best quarter return: 17.85% during fourth quarter 2001

Worst quarter return: (16.83%) during third quarter 2002

The Mid-Cap Equity Index Fund began operations on May 3, 1999.

Small Cap Value Fund:

** GRAPHIC **

Best quarter return: 7.00% during third quarter 2005

Worst quarter return: 0.58% during fourth quarter 2005

The Small Cap Value Fund began operations on July 1, 2005.

17

Small Cap Growth Fund:

** GRAPHIC **

Best quarter return: 4.78% during third quarter 2005

Worst quarter return: 0.69% during fourth quarter 2005

The Small Cap Growth Fund began operations on July 1, 2005.

Composite Fund:

** GRAPHIC **

Best quarter return: 13.29% during fourth quarter 1999

Worst quarter return: (9.26%) during third quarter 2001

18

Bond Fund:

** GRAPHIC **

Best quarter return: 4.47% during first quarter 2001

Worst quarter return: (2.37%) during second quarter 2004

Mid-Term Bond Fund:

** GRAPHIC **

Best quarter return: 4.79% during first quarter 2001

Worst quarter return: (2.87%) during second quarter 2004

Money Market Fund:

** GRAPHIC **

Best quarter return: 1.82% during third quarter 2000

Worst quarter return: 0.19% during third quarter 2003

19

Conservative Allocation Fund:

** GRAPHIC **

Best quarter return: 3.34% during fourth quarter 2003

Worst quarter return: (1.27%) during second quarter 2004

The Conservative Allocation Fund began operations May 20, 2003

Moderate Allocation Fund:

** GRAPHIC **

Best quarter return: 6.41% during fourth quarter 2003

Worst quarter return: (0.56%) during second quarter 2004

The Moderate Allocation Fund began operations May 20, 2003

Aggressive Allocation Fund:

** GRAPHIC **

Best quarter return: 9.81% during fourth quarter 2003

Worst quarter return: (0.62%) during third quarter 2004

The Aggressive Allocation Fund began operations May 20, 2003

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Average Annual Total Returns (for periods ended December 31, 2006)

The table below shows the average annual total returns of each Fund (other than the Funds that have not been operating for the requisite period of time, as described in the footnote below) for the past one, five and ten years, and the return for the period of the Fund’s operations.

The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund’s returns to those of a broad-based, unmanaged index, or to Treasury Bills for money market investments. A Fund’s past performance does not necessarily indicate how it will perform in the future.

The average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.

Fund/Comparative Index(es)	Past One Year		Past Five Years		Past Ten Years		For Life of Fund*
Equity-Index Fund		%		%		%		%
S&P 500® Index(1)%				%		%		%
All America Fund**		%		%		%		%
S&P 500® Index(1)%				%		%		%
Mid-Cap Equity Index Fund		%	N/A			%		%
S&P MidCap 400® Index(2)%			N/A			%		%
						%		%
Small Cap Growth Fund			N/A		N/A			%
Russell 2000 Growth® Index(3)			N/A		N/A			%
Small Cap Value Fund			N/A		N/A			%
Russell 2000 Value® Index(3)			N/A		N/A			%
Mid Cap Value Fund(6)			N/A		N/A			%
S&P Barra 400 Value® Index			N/A		N/A			%
Russell Midcap® Value Index(6)			N/A		N/A			%
Composite Fund		%		%		%		%
S&P 500® Index		%		%		%		%
Lehman Brothers Aggregate Bond Index(4)%				%		%		%
90-day Treasury Bill Rate		%		%		%		%
						%		%
Bond Fund		%		%		%		%
Lehman Brothers Aggregate Bond Index		%		%		%		%
Mid-Term Bond Fund		%		%		%		%
Citigroup 3-7 Year Bond Index(5)%				%		%		%
						%		%
Conservative Allocation Fund		%	N/A		N/A			%
S&P 500® Index(1)%			N/A		N/A			%
Lehman Brothers Aggregate Bond Index		%	N/A		N/A			%
Moderate Allocation Fund		%	N/A		N/A			%
S&P 500® Index(1)%			N/A		N/A			%
Lehman Brothers Aggregate Bond Index		%	N/A		N/A			%
Aggressive Allocation Fund		%	N/A		N/A			%
S&P 500® Index(1)%			N/A		N/A			%
Lehman Brothers Aggregate Bond Index		%	N/A		N/A			%

21

Fund/Comparative Index(es)	Past One Year		Past Five Years		Past Ten Years		For Life of Fund*
Money Market Fund		%		%		%		%
90-day Treasury Bill Rate		%		%		%		%
7-day current yield for period ended 12/31/06 was % 7-day effective yield (reflecting the compounding of interest) for period ended 12/31/06 was %

N/A = Not applicable

*  The Funds commenced operations on the following dates: All America, Composite, Bond and Money Market Funds - January 1, 1985; Equity Index and Mid-Term Bond Fund - February 5, 1993; Mid-Cap Equity Index Fund - May 3, 1999; Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund - May 20, 2003; Mid Cap Value Fund, Small Cap Value Fund and Small Cap Growth Fund - July 1, 2005. No annual return is shown for the International Fund and the Target Retirement Funds because these Funds will commence operations on or about May 1, 2007.

**  Prior to May 2, 1994, the All America Fund was known as the Stock Fund, and had a different investment objective.

(1)  The S&P 500® and S&P 500® Index refer to the Standard & Poor’s 500 Composite Stock Price Index, a market value-weighted index of the common stock prices of companies included in the S&P 500®.

(2)  The S&P MidCap 400® is the Standard & Poor’s MidCap 400 Index, a market value-weighted index of 400 stocks issued by U.S. companies with medium market capitalizations.

(3)  The Russell 2000® is a market capitalization-weighted index of common stock prices of the smallest 2000 companies in the Russell 3000.  The Russell 2000 Growth® Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 2000 Value ® Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(4)  The Lehman Brothers Aggregate Bond Index is an index of U.S. Government, corporate and mortgage-backed and asset-backed bond prices of investment grade bonds with maturities greater than one year and at least $150 million par amount outstanding.

(5)  The Citigroup Bond Index (formerly known as the Salomon Brothers Government/Corporate Bond Index) for 3-7 years is a portion of the Citigroup Broad Investment-Grade Bond Index for the maturities indicated. The Citigroup Broad Investment-Grade Bond Index includes Treasury, Agency, mortgage and corporate bonds with maturities of one year or longer.

(6)  The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The benchmark index for the Mid Cap Value Fund was changed in August, 2005 from the S&P Barra 400 Value® Index to the Russell Midcap® Value Index. The reason for this change is that the Russell Midcap® Value Index includes a larger universe of equity securities and is more commonly used as a benchmark for mid cap value funds within the industry.

Note:  The International Fund, which will commence operations on or about May 1, 2007, will be compared to the EAFE Index. The EAFE Index is the Morgan Stanley Europe, Australia and the Far East Index, an unmanaged, market-value-weighted index designed to measure the overall condition of the overseas equities markets.  The Target Retirement Funds, which will commence operations on or about May 1, 2007, will be compared with the S&P 500® Index, the Lehman Brothers Aggregate Bond Index, and the 90-day Treasury Bill Rate, as described above. “S&P 500,” “S&P MidCap 400” and Russell 2000” are the trademarks of their respective owners.

22

Annual Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds, based on the Funds’ fees as of May 1, 2007 and the Funds’ actual expenses incurred during 2006. Annual operating expenses are shown as a percentage of average net assets.  The expenses shown do not include Separate Account expenses for variable annuity and variable universal life contracts; costs would be higher if such expenses were included.

	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	Mid Cap Value Fund
Shareholder Fees	none	none	none	none	none	none
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees*	.08%	.40%	.08%	.75%	.75%	.55%
Other Expenses	.11	.14	.12	.12	.12	.13
Total Annual Fund Operating Expenses	.19%	.54%	.20%	.87%	.87%	.68%

	Composite Fund	Bond Fund	Mid- Term Bond Fund	Money Market Fund	International Fund
Shareholder Fees	none	none	none	none	none
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees*	.40%	.40%	.40%	.15%	.075	%**
Other Expenses	.13	.11	.16	.13	.12
Acquired Fund Fees and Expenses	n/a	n/a	n/a	n/a	.35	***
Total Annual Fund Operating Expenses	.53%	.51%	.56%	.28%	.545%

*  The management fees in the chart above have been rounded to the second decimal place.

**  The International Fund will commence operations on or about May 1, 2007 and may not initially be available in all states.

***  The shareholders of the International Fund indirectly bear the expenses of any ETF’s in which the International Fund invests. The management fee for iShares is .35.

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	Aggressive Allocation Fund	Moderate Allocation Fund	Conservative Allocation Fund

Shareholder Fees	none	none	none
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees
Other Expenses	0	0	0
Acquired Fund Fees and Expenses(1)	.33%	.36%	.48%
Total Annual Fund Operating Expenses	.33%	.36%	.48%

(1)  The shareholders of the Allocation Funds indirectly bear the expenses of the Investment Company Funds in which they invest. The estimates shown assume that target allocations are maintained throughout the year. The Allocation Funds’ actual indirect expenses may be higher or lower based on the actual allocations of their assets among Investment Company Funds. The Allocation Funds invest in shares of other series of the Investment Company. Each Allocation Fund may have its own operating expenses, as do the Investment Company Funds in which it invests. An investment in an Allocation Fund therefore may have a higher cost than investment directly in such Investment Company Funds. The Annual Fund Operating expenses can be different if target allocations are not maintained. For example the low range of the Aggressive Allocation Fund can be     % and the high can be     %; the low range of the Moderate Allocation Fund can be      % and the high can be      %, and the low range of the Conservative Allocation Fund can be      % and the high can be      %.

(2)  The Allocation Funds do not directly incur a management fee. The amounts shown reflect the weighted average management fees incurred by the underlying Funds in which the Allocation Funds invest, based on the management fees in effect as of May 1, 2007.

	Retirement Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund
Shareholder Fees	none	none	none	none	none
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	.05%	.05%	.05%	.05%	,05%
Other Expenses
Acquired Fund Fees and Expenses(1)	.36%	.34%	.35%	.35%	.34%
Total Annual Fund Fees and Expenses

	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Shareholder Fees	none	none	none	none
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	.05%	.05%	.05%	.05%
Other Expenses
Acquired Fund Fees and Expenses(1)	.33%	.33%	.34%	.36%
Total Annual Fund Fees and Expenses

(1)  The Target Retirement Funds will commence operations on or about May 1, 2007 and may not initially be available in all states. The shareholders of the Target Retirement Funds indirectly bear the expenses of the IC Funds in which they invest. The estimates shown assume that target allocations are maintained throughout the year. The Target Retirement Funds’ actual indirect expenses may

24

be higher or lower based on the actual allocations of their assets among IC Funds. The Target Retirement Funds invest in shares of other series of the Investment Company. Each Target Retirement Fund may have its own operating expenses, as do the IC Funds in which it invests. An investment in Target Retirement Fund therefore may have a higher cost than investment directly in such Investment Company Funds. For the Target Retirement Funds, the acquired fund fees and expenses are based on the approximate allocations to the various IC Funds that are expected to be in place on the date that each Target Retirement Fund commences operations. The fees and expenses of each acquired IC Fund used to calculate the acquired  fund fees and expenses are those set forth in the Investment Company’s prospectus, dated May 1, 2006.

Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Variable insurance and annuity Separate Account contract charges are not included and if such fees were included your costs would be higher than as shown. The Example assumes for each Fund that:

•  you make an investment of $10,000,

•  you have a 5% annual return on your investment,

•  all dividends and distributions are reinvested, and

•  you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years	5 Years	10 Years
Equity Index Fund
All America Fund
Mid-Cap Equity Index Fund

Small Cap Growth Fund
Small Cap Value Fund
Mid Cap Value Fund
International Fund
Composite Fund
Bond Fund
Mid-Term Bond Fund

Money Market Fund
Aggressive Allocation Fund
Moderate Allocation Fund
Conservative Allocation Fund
Retirement Fund
2010 Retirement Fund
2015 Retirement Fund
2020 Retirement Fund
2025 Retirement Fund
2030 Retirement Fund
2035 Retirement Fund
2040 Retirement Fund
2045 Retirement Fund

The expenses used in the Example are those shown in the Annual Fees and Expenses table shown above.

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MANAGEMENT OF THE FUNDS

The Advisory contract is renewed for one year periods, as approved by the Board of Directors of the Investment Company. The Advisory contract has been renewed for the year 2007. Information regarding the basis for the approval of the contract renewal by the Board will be included in the semiannual report to shareholders for the period ending June 30, 2007.

The Adviser

Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser is a registered investment adviser which has managed the assets of Mutual of America Life Insurance Company and the funds of the Investment Company since 1993. The Adviser had total assets under management of approximately $       billion at December 31, 2006, including $       billion for the Investment Company. As Adviser, Capital Management:

•  places orders for the purchase and sale of securities,

•  engages in securities research,

•  makes recommendations to and reports to the Investment Company’s Board of Directors,

•  supplies administrative, accounting and recordkeeping services for the Funds,

•  provides the office space, facilities, equipment, material and personnel necessary to perform its duties, and

•  performs reallocation and rebalancing services.

For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund’s net assets, calculated as a daily charge. These annual rates are:

•  All America, Composite, Bond, and Mid-Term Bond Funds — .40%

•  Small Cap Value and Small Cap Growth Funds — ..75%

•  Mid Cap Value Fund — .55%

•  Equity Index and Mid-Cap Equity Index Funds — ..075%

•  International Fund — .075%

•  Money Market Fund — .15%

•  Allocation Funds — 0%

•  Target Retirement Funds — .05%

The Allocation Funds indirectly pay advisory fees to the Adviser. See “Annual Fees and Expenses.”

Standard & Poor’s (S&P) does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. “Standard & Poor’s®”, “S&P®”, the “S&P 500® Index” and the “S&P MidCap 400® Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company’s Adviser. Standard & Poor’s has no obligation or liability for the sale or operation of the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund and makes no representation as to the advisability of investing in the Funds.

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Portfolio Managers

The person(s) primarily responsible for the day-to-day management of the Funds’ investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. No information is given for the Allocation Funds, because each of these Funds invests in other Funds of the Investment Company which are selected in a formulaic manner. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Investment Company.

Thomas J. Dillman, Executive Vice President of the Adviser, joined the Adviser in August, 2003. Prior to joining the Adviser, Mr. Dillman was Director of Equity Research at Deutsche Bank, and prior to that he was head of research at State Street Research. He has approximately 26 years of investment management experience, with an emphasis on senior research roles.

Joseph R. Gaffoglio, Senior Vice President of the Adviser, joined the Adviser in 2005 from Prudential Equity Group, LLC. Mr. Gaffoglio has over 13 years of investment experience. From 2002 while he joined the Adviser, he was an Associate Quantitative Analyst at Prudential Equity Group, LLC.

Andrew L. Heiskell, Executive Vice President of the Adviser, has more than 32 years of experience in selecting securities for, and managing, fixed-income portfolios. Mr. Heiskell has been employed by the Adviser since 1993.

Eleanor Innes, Second Vice President of the Adviser, joined the Adviser in 2000 from Nikko Global Asset Management (USA), Inc.  Ms. Innes has approximately 13 years of experience in the financial industry. For a significant portion of her first year at the Adviser, she was a marketing assistant. Thereafter, she has performed research and has assisted portfolio managers in managing equity funds, as well as overseeing the index funds’ investment and performance.

Stephen J. Rich, Executive Vice President of the Adviser, joined the Adviser in February 2004 from his position as Vice President, Senior Portfolio Manager at J.P. Morgan Fleming Investment Management Inc. He has approximately 16 years of experience selecting securities for and managing equity portfolios. Mr. Rich was a portfolio manager at J.P. Morgan Fleming for 2 years prior to joining the Adviser where he was responsible for managing small cap portfolios. For the prior 2 years he was a Director at Citigroup Asset Management where he managed small and mid cap equities portfolios.

Paul Travers,Senior Vice President of the Adviser, joined the Adviser in 1984. He has over twenty years of experience in the investment management industry.

Marguerite Wagner, Executive Vice President of the Adviser, joined the Adviser in 2005 from her position as Managing Director, Citigroup Asset Management. She was employed by Citigroup in various portfolio management roles from 1985 until she joined the Adviser. Ms. Wagner has approximately 22 years of experience selecting securities and managing portfolios.

Gary P. Wetterau, Executive Vice President of the Adviser, joined the Adviser in August 1995 from his position of Assistant Vice President and Portfolio Manager of M.D. Sass. He has over 17 years of experience in selecting securities for and managing fixed income portfolios. Mr. Wetterau has managed fixed income portfolios for the Adviser and currently manages mortgage-backed securities portfolios.

Equity Index Fund

Eleanor Innes, Second Vice President of the Adviser, supervises the investment process for the assets of the Equity Index Fund. Please see “Portfolio Managers” above for information about individual portfolio managers.

All America Fund

The large cap value and large cap growth segments of the All America Fund are managed by a team of research analysts overseen by Thomas J. Dillman, who makes all portfolio management decisions. The small cap value segment of the Fund is managed by Stephen J. Rich and the small cap growth segment of the Fund is managed by Marguerite Wagner. The index portion of the Fund is overseen by Eleanor Innes.  Please see “Portfolio Managers” above for information about individual portfolio managers.

Mid Cap Value Fund

The Mid Cap Value Fund is managed by Stephen J. Rich, Executive Vice President of the Adviser. Please see “Portfolio Managers” above for information about individual portfolio managers.

Mid Cap Equity Index Fund

Eleanor Innes, Second Vice President of the Adviser, supervises the investment process for the assets of the Mid Cap Equity Index Fund. Please see “Portfolio Managers” above for information about individual portfolio managers.

Small Cap Value Fund

The Small Cap Value Fund is managed by Stephen J. Rich, Executive Vice President of the Adviser. Please see “Portfolio Managers” above for information about individual portfolio managers.

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Small Cap Growth Fund

The Small Cap Growth Fund is managed by Marguerite Wagner, Executive Vice President of the Adviser. Please see “Portfolio Managers” above for information about individual portfolio managers.

Composite Fund

Andrew L. Heiskell, Executive Vice President of the Adviser, manages the fixed income portion of the Composite Fund.  Gary P. Wetterau, Executive Vice President of the Adviser, manages the mortgage backed segment of the Fund. Thomas J. Dillman, Executive Vice President of the Adviser, manages the large cap equity portion of the Fund. Please see “Portfolio Managers” above for information about individual portfolio managers.

International Fund

Joseph R. Gaffoglio, Senior Vice President of the Adviser, will be responsible for supervising the investment process for the assets of the International Fund. Please see “Portfolio Managers” above for information about individual portfolio managers.

Bond Fund and Mid-Term Bond Fund

Andrew L. Heiskell, Executive Vice President of the Adviser, establishes the fixed income investment strategy and oversees the day-to-day operations of the Bond Fund and the Mid-Term Bond Fund. Gary P. Wetterau, Executive Vice President of the Adviser, manages the mortgage-backed segment of each Fund. Please see “Portfolio Managers” above for information about individual portfolio managers.

Target Retirement Funds

Paul Travers, Senior Vice President of the Adviser, will be responsible for managing the investment process for the assets of each of the Target Retirement Funds, including the reallocation and rebalancing of assets and the purchases and sales of shares of the underlying funds. Please see “Portfolio Managers” above for information about individual portfolio managers.

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DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS

Below is a discussion of the strategies the Funds currently follow to seek to achieve their investment objectives. If a Fund has an investment strategy of investing at least 80% of its assets in a particular class or type of security, the Investment Company will not change that strategy unless it gives at least 60 days’ notice to shareholders. See also Summary of How Our Funds Invest, above.

Investment Objectives and Strategies

Equity Index Fund: The investment objective of the Equity Index Fund is to provide investment results that correspond to the performance of the S&P 500® Index.

Definition We Use

•  Bottom-up investing means that the Adviser evaluates an issuer of securities before purchasing those securities for the Fund, without taking into account possible changes in the general economy.

The Fund seeks to achieve its objective primarily by:

•  Purchasing shares of the 500 common stocks that are included in the S&P 500® Index.

•  At least 80% of the Fund’s assets are invested in securities included in the S&P 500® Index.

•  Stocks are selected in the order of their weightings in the S&P 500® Index, beginning with the heaviest weighted stocks.

•  The percentage of the Fund’s assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500® Index.

•  The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P 500® Index.

•  Purchasing futures contracts on the S&P 500® Index and options on futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund’s performance more closely correlate with the performance of the S&P 500® Index.

The Adviser uses a computer program and other information to determine which stocks are to be purchased or sold to more closely follow the S&P 500® Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500® Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

The Fund’s investment performance may not precisely duplicate the performance of the S&P 500® Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500® Index.

All America Fund: The investment objective of the All America Fund is to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks.

At least 65% of the All America Fund’s total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund’s total assets will be United States corporations or entities.

Indexed Assets. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500® Index. This portion of the All America Fund is called the Indexed Assets. The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500® Index and in futures contracts on the S&P 500® Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500® Index, and it periodically rebalances the Indexed Assets to maintain those weightings.

Active Assets. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser actively manages this portion of the All America Fund, which is called the Active Assets.

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The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values.

If the Adviser actively trades Fund securities, the Fund will incur transaction costs for trading activity, which may reduce Fund performance.

Approximately one-half of the Active Assets are invested in stocks issued by companies with large market capitalizations. Approximately one-quarter of the Active Assets are invested in value stocks issued by companies with small and mid-market capitalizations and approximately one-quarter of the Active Assets are invested in growth stocks issued by companies with small and mid-market capitalizations.

Small, Mid- and Large Capitalization Value Stocks. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns. Companies with small market capitalizations whose stocks the Adviser selects may have limited Wall Street research coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

•  The Adviser seeks securities that it believes have a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser identifies such securities primarily through consideration of actual, expected earnings and cash flow.

•  Stocks issued by companies with large market capitalizations generally will have lower than average price volatility and low price/earning ratios, and generally will have below market debt levels and current yield greater than the average of the S&P 500®.

Small Mid- and Large Capitalization Growth Stocks. The Adviser invests in stocks that it considers to be fundamentally sound with the potential for above average earnings growth and long-term capital appreciation, issued by companies with small to mid market capitalizations. Companies with small market capitalizations whose stocks the Adviser selects may have limited Wall Street research coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

•  The securities of these companies often are traded in the over-the-counter market.

•  The securities at the time of purchase usually will be issued by companies that have market capitalizations not larger than the capitalization of the largest company in the Russell 2500® Index.

The Adviser at times actively trades the securities in its portion of the Active Assets of the All America Fund, depending on market conditions.

The Adviser uses a “bottom-up” approach in selecting stocks for its portion of the Fund, evaluating each issuer of securities through in-house analysts before making an investment (see definition on page 21).

Mid Cap Value Fund: The investment objective of the Mid Cap Value Fund is capital appreciation and, to a lesser extent, current income.

The Fund invests in value stocks with mid-sized market capitalizations. At least 85% of the Mid Cap Value Fund’s total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund’s total assets will be invested in mid cap value stocks.

•  The Advisor invests in value stocks issued by companies with mid-sized market capitalizations (see definition on page 1) that the Advisor believes to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential

The Adviser uses a “bottom-up” approach in selecting stocks for the Fund (see definition on page 18). The Adviser continually reviews the universe of companies with mid-sized market capitalizations to identify securities with value characteristics that meets its requirements. In evaluating an individual security, the Adviser determines the security’s valuation relative to other securities in the same sector or industry.

During different market cycles, value stocks may be out of favor with investors and may have more market risk (price volatility) than other categories of stocks.

Mid-Cap Equity Index Fund: The investment objective of the Mid-Cap Equity Index Fund is to provide investment results that correspond to the performance of the S&P MidCap 400® Index.

The Fund seeks to achieve its objective primarily by:

•  Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400® Index.

•  Stocks are selected in the order of their weightings in the S&P MidCap 400® Index, beginning with the heaviest weighted stocks.

•  The percentage of the Fund’s assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P MidCap 400® Index.

•  The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P MidCap 400® Index.

•  Purchasing futures contracts on the S&P MidCap 400® Index and options on futures contracts on the S&P 400® Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund’s performance more closely correlate with the performance of the S&P MidCap 400® Index.

The Adviser uses a computer program and other information to determine which stocks are to be purchased or sold to more closely follow the S&P MidCap 400® Index. From time to time, the Fund makes adjustments in its portfolio

30

(rebalances) because of changes in the composition of the S&P MidCap 400® Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

There is a risk that the Fund’s investment performance may not precisely duplicate the performance of the S&P MidCap 400® Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400® Index.

Small Cap Value Fund: The investment objective of the Small Cap Value Fund is capital appreciation.

The Fund invests in value stocks. At least 85% of the Small Cap Value Fund’s total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund’s total assets will be invested in small cap value stocks.

•  The Fund invests in value stocks issued by companies with small-sized market capitalizations (see definition on page 1) the Adviser believes to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential.

The Adviser uses a “bottom-up” approach in selecting stocks for the Fund (see definition on page 21). The Adviser continually reviews the universe of companies with small market capitalizations to identify securities with value characteristics that meets its requirements. In evaluating an individual security, the Adviser determines the security’s valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded over-the-counter instead of on an exchange. During different market cycles, value stocks may be out of favor with investors and may have more market risk (price volatility) than other categories of stocks.

Small Cap Growth Fund: The investment objective of the Small Cap Growth Fund is capital appreciation.

The Fund invests in growth stocks. At least 85% of the Small Cap Growth Fund’s total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund’s total assets will be invested in small cap growth stocks.

•  The Fund invests in growth stocks issued by companies with small-sized market capitalizations (see definition on page 2) the Adviser believes to possess above-average growth potential.

The Adviser uses a “bottom-up” approach in selecting stocks for the Fund (see definition on page 21). The Adviser continually reviews the universe of companies with small market capitalizations to identify securities with growth characteristics that meets its requirements. In evaluating an individual security, the Adviser determines the security’s valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded over-the-counter instead of on an exchange. During different market cycles, growth stocks may be out of favor with investors and may have more market risk (price volatility) than other categories of stocks.

Composite Fund: The investment objective of the Composite Fund is to achieve capital appreciation and current income, by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

The Adviser varies the portion of the Fund’s assets invested in each category of securities, based on economic conditions, the general level of common stock prices, interest rates and other relevant considerations.

•  The Fund invests in publicly-traded common stocks for long-term growth of capital and, to a lesser extent, income from dividends.

•  It invests in publicly-traded, investment grade debt securities and money market instruments for current income.

•  At December 31, 2006, the Fund’s net assets were    % invested in equity securities and     % invested in fixed-income securities.

For defensive purposes, the Fund may invest up to 75% of its assets in common stock and other equity-type securities, or up to 75% of its assets in debt securities with a remaining maturity of more than one year, or 100% of its assets in money market instruments.

The Fund’s strategy for its equity investments is to invest in approximately 80 to 100 stocks, all of which are included in the S&P 500® Index. The Fund invests in these stocks in a range by economic sector weighting of 50% to 150% of the economic sector weightings of the S&P 500® Index.

The Fund’s current strategy for its fixed income investments is to invest primarily in investment grade debt securities of U.S. corporations, the U.S. Government and U.S. Government agencies, including mortgage-backed securities. The Adviser manages this portion of the Composite Fund in substantially the same way as it manages the Bond Fund, described below.

31

International Fund:  The investment objectiveof the International Fund is capital appreciation.

The Fund invests in EAFE Index stocks and securities that reflect the EAFE Index.  At least 85% of the International Fund’s total assets will be invested in equity securities (including exchange-traded fund securities) under normal market conditions and at least 80% of the Fund’s total assets will be invested, directly or indirectly, in stocks of foreign companies represented in the EAFE Index through purchases of such stocks, the purchase of iShares or the purchase of equivalent securities designed to track or reflect the EAFE Index.

During different market cycles, the stocks in the EAFE Index may perform below the level of domestic stocks.  The investment in foreign securities is subject to financial, market, currency, geographical and political risks. See Summary of How Our Funds Invest, above and “Risks of Investing in Funds that Invest in ETF’s” below.

Mutual of America will waive fees otherwise payable to it by the Fund in an amount at least equal to any compensation (including fees received pursuant to any plan adopted by an underlying ETF under rule 12b-1 under the 1940 Act) received from an underlying ETF by the Adviser, or an affiliated person of the Adviser, in connection with the investment by the Fund in the underlying ETF. With respect to registered separate accounts that invest in the Fund, no sales load will be charged at the Fund level or at the underlying ETF level. Other sales charges and service fees, as defined in Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. (“NASD”), if any, will only be charged at the Fund level or at the underlying ETF level, but not both. With respect to other investments in the Fund, any sales charges and/or service fees charged with respect to shares of the Fund will not exceed the limits applicable to funds of funds set forth in Rule 2830 of the Conduct Rules of the NASD.

Bond Fund: The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders’ capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund’s Adviser anticipates that the average maturity of the Fund’s securities

32

holdings will be between five and ten years. The average maturity for the Bond Fund will be longer than the average maturity of the debt securities held by the Mid-Term Bond Fund.

The Fund invests in bonds, which are debt obligations and in short term fixed income securities. At least 80% of the Fund’s assets are invested in investment grade debt obligations issued by U.S. corporations or by the U.S. Government or its agencies.

•  The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

•  The percentage of the Fund’s portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser’s assessment of the income and returns available from corporate securities in relation to the risks of investing in other types of securities.

•  At December 31, 2006, the Bond Fund’s net assets were invested approximately 5.9% in long-term U.S. Government securities, 38.1% in long term U.S. Government agency obligations (of which 35.2% are mortgage-backed obligations), 52.4% in long-term corporate debt securities, 2.7% in short-term corporate debt securities and 0.9% in asset backed securities. At that date, the Fund had approximately 65% of its net assets in obligations rated AAA to A, 26% of its net assets in corporate obligations rated BBB, 9% of its net assets in corporate obligations rated below investment grade.

•  The Fund does not currently invest in foreign securities, although it is possible that such investments can be made in the future.

Most of the mortgage-backed securities the Fund purchases are considered to be U.S. Government agency securities, with issuers such as Ginnie Mae and Fannie Mae. U.S. Government and agency securities have little financial risk, but mortgage-backed securities do have market risk and the prepayment risks specific to mortgage-backed securities. When interest rates change, mortgage-backed securities may prepay at a faster or slower rate than originally anticipated, which may negatively affect their yield and price.

The Adviser uses a “bottom-up” approach in selecting debt securities for the Fund (see definition on page 21). The Adviser’s approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security. The Fund may continue to hold securities that have been downgraded if the Adviser considers the securities to be undervalued due to factors such as lack of liquidity or uncertainty in the marketplace.

The Fund generally purchases and sells securities without attempting to anticipate interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

Mid-Term Bond Fund: The primary investment objective of the Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders’ capital. The average maturity of the Fund’s securities holdings will be between three and seven years.

The Fund invests at least 80% of its assets in investment-grade debt obligations issued by United States corporations or issued by the U.S. Government or its agencies.

•  The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

•  The percentage of the Fund’s portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser’s assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.

•  At December 31, 2006, the Mid-Term Bond Fund’s net assets were invested approximately 17.6% in U.S. Government securities, 44.4% in  U.S. Government agency securities, 36.8% in corporate debt securities and 1.2% in short-term corporate debt securities. At that date, the Fund had approximately 79% of its net assets in obligations rated AAA-A, 18% in corporate obligations rated BBB and 3% in obligations rated below investment grade..

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The Adviser uses a “bottom-up” approach in selecting securities for the Mid-Term Bond Fund (See “Bottom up Investing” on page 21). Its approach generally is to purchase securities for income. In selecting an individual security, the Adviser reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.

The Fund generally purchases and sells securities without attempting to anticipate interest rate changes in the economy. The Adviser may sell a security in the Fund’s portfolio that the Adviser considers to have become overvalued relative to alternative investments.

Money Market Fund: The investment objective of the Fund is to realize current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

In selecting specific investments for the Fund, the Adviser seeks securities or instruments with the highest yield or income that meet the following requirements.

•  The Fund invests only in money market instruments and other short-term debt securities including commercial paper issued by U.S. corporations, Treasury securities issued by the U.S. Government and discount notes issued by U.S. Government agencies. At December 31, 2006, the Fund was 21% invested in U.S. Government agency notes and 79% invested in commercial paper.

•  All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

•  At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund’s securities must be 90 days or less.

•  The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. The Fund does not declare dividends daily, and income the Fund earns on its portfolio holdings increases the Fund’s net asset value per share until the Fund declares a dividend.

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At least yearly the Fund distributes investment income to its shareholders, and the Fund’s net asset value per share declines as a result of the distribution.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund’s net asset value.

An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency. Although the Fund seeks current income and preservation of principal within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Investment Company, its Adviser and distributor, and fees of any Separate Accounts associated with an investment in the Fund are taken into account. It is possible to lose money invested in this Fund.

Retirement Fund: The investment objective of the Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation.

The Fund invests primarily in other Mutual of America Investment Corporation Funds (“IC Funds”) in proportions that are balanced to meet the current investment objective of the Fund, which is to produce income and preserve the value of the investments of retired individuals.

Under normal circumstances, approximately 35% of the assets in the Fund will be invested in the IC Money Market Fund, 40% will be invested in fixed income IC Funds and 25% will be invested in equity IC Funds. The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations.  Money Market investments are also included in the portfolio.

The Adviser may periodically rebalance assets in the Fund, and may invest assets or make redemptions outside of the target allocation to meet its investment objectives.  From time to time, the Adviser may change the equity IC Funds and fixed income IC Funds in which the Fund invests.  The Fund’s investment objective may be changed by the Investment Company’s Board of Directors without shareholder approval, and shareholders will be given written notice of any such change.

2010 Retirement Fund: The investment objective of the Fund is current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

The Fund invests primarily in other Mutual of America Investment Corporation Funds (“IC Funds”) in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.  The Fund will not reach its most conservative allocation until several years after the Target Retirement Date because an appropriate level of asset accumulation is necessary to provide for the income for the period of time an investor may anticipate being retired after that date.  See Risks of Investing in Stock Funds, below and Risks of investing in International Funds, below.

As of the date of this prospectus, approximately 13% of the assets in the Fund will be invested in the IC Money Market Fund, 40% will be invested in fixed income IC Funds and 47% will be invested in equity IC Funds. Appendix A shows the current approximate allocations. The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations. Money Market investments are also included in the portfolio.

•                  The Adviser may periodically rebalance assets in the Fund, and may invest assets or make redemptions outside of the target allocation to meet its investment objectives.

•                  There may be significant exposure to risks of investing in equity securities after the Target Retirement Date.

•                  From time to time, the Adviser may change the equity IC Funds and fixed income IC Funds in which the Fund invests.

•                  The Fund’s investment objective may be changed by the Investment Company’s Board of Directors without shareholder approval, and shareholders will be given written notice of any such change.

2015 Retirement Fund: The investment objective of the Fund is current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

The Fund invests primarily in other Mutual of America Investment Corporation Funds (“IC Funds”) in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.  The Fund will not reach its most conservative allocation until several years after the Target Retirement Date because an appropriate level of asset accumulation is necessary to provide for the income for the period of time an investor may anticipate being retired after that date.  See Risks of Investing in Stock Funds, below and Risks of investing in International Funds, below.

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As of the date of this prospectus, approximately 9% of the assets in the Fund will be invested in the IC Money Market Fund, 32% will be invested in fixed income IC Funds and 59% will be invested in equity IC Funds. Appendix A shows the current approximate allocations. The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations. Money Market investments are also included in the portfolio.

•                  The Adviser may periodically rebalance assets in the Fund, and may invest assets or make redemptions outside of the target allocation to meet its investment objectives.

•                  There may be significant exposure to risks of investing in equity securities after the Target Retirement Date.

•                  From time to time, the Adviser may change the equity IC Funds and fixed income IC Funds in which the Fund invests.

•                  The Fund’s investment objective may be changed by the Investment Company’s Board of Directors without shareholder approval, and shareholders will be given written notice of any such change.

2020 Retirement Fund: The investment objective of the Fund is current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

The Fund invests primarily in other Mutual of America Investment Corporation Funds (“IC Funds”) in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.  The Fund will not reach its most conservative allocation until several years after the Target Retirement Date because an appropriate level of asset accumulation is necessary to provide for the income for the period of time an investor may anticipate being retired after that date.  See Risks of Investing in Stock Funds, below and Risks of investing in International Funds, below.

As of the date of this prospectus, approximately 32% of the assets in the Fund will be invested in fixed income IC Funds and 68% will be invested in equity IC Funds. Appendix A shows the current approximate allocations. The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations. Money Market investments are also included in the portfolio.

•                  The Adviser may periodically rebalance assets in the Fund, and may invest assets or make redemptions outside of the target allocation to meet its investment objectives.

•                  There may be significant exposure to risks of investing in equity securities after the Target Retirement Date.

•                  From time to time, the Adviser may change the equity IC Funds and fixed income IC Funds in which the Fund invests.

•                  The Fund’s investment objective may be changed by the Investment Company’s Board of Directors without shareholder approval, and shareholders will be given written notice of any such change.

2025 Retirement Fund: The investment objective of the Fund is current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

The Fund invests primarily in other Mutual of America Investment Corporation Funds (“IC Funds”) in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.  The Fund will not reach its most conservative allocation until several years after the Target Retirement Date because an appropriate level of asset accumulation is necessary to provide for the income for the period of time an investor may anticipate being retired after that date.  See Risks of Investing in Stock Funds, below and Risks of investing in International Funds, below.

As of the date of this prospectus, approximately 25% of the assets in the Fund will be invested in fixed income IC Funds and 75% will be invested in equity IC Funds. Appendix A shows the current approximate allocations. The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations. Money Market investments are also included in the portfolio.

•                  The Adviser may periodically rebalance assets in the Fund, and may invest assets or make redemptions outside of the target allocation to meet its investment objectives.

•                  There may be significant exposure to risks of investing in equity securities after the Target Retirement Date.

•                  From time to time, the Adviser may change the equity IC Funds and fixed income IC Funds in which the Fund invests.

•                  The Fund’s investment objective may be changed by the Investment Company’s Board of Directors without shareholder approval, and shareholders will be given written notice of any such change.

2030 Retirement Fund: The investment objective of the Fund is current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

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The Fund invests primarily in other Mutual of America Investment Corporation Funds (“IC Funds”) in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.  The Fund will not reach its most conservative allocation until several years after the Target Retirement Date because an appropriate level of asset accumulation is necessary to provide for the income for the period of time an investor may anticipate being retired after that date.  See Risks of Investing in Stock Funds, below and Risks of investing in International Funds, below.

As of the date of this prospectus, approximately 18% of the assets in the Fund will be invested in fixed income IC Funds and 82% will be invested in equity IC Funds. Appendix A shows the current approximate allocations. The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations. Money Market investments are also included in the portfolio.

•                  The Adviser may periodically rebalance assets in the Fund, and may invest assets or make redemptions outside of the target allocation to meet its investment objectives.

•                  There may be significant exposure to risks of investing in equity securities after the Target Retirement Date.

•                  From time to time, the Adviser may change the equity IC Funds and fixed income IC Funds in which the Fund invests.

•                  The Fund’s investment objective may be changed by the Investment Company’s Board of Directors without shareholder approval, and shareholders will be given written notice of any such change.

2035 Retirement Fund: The investment objective of the Fund is current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

The Fund invests primarily in other Mutual of America Investment Corporation Funds (“IC Funds”) in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.  The Fund will not reach its most conservative allocation until several years after the Target Retirement Date because an appropriate level of asset accumulation is necessary to provide for the income for the period of time an investor may anticipate being retired after that date.  See Risks of Investing in Stock Funds, below and Risks of investing in International Funds, below.

As of the date of this prospectus, approximately 12% of the assets in the Fund will be invested in fixed income IC Funds and 88% will be invested in equity IC Funds. Appendix A shows the current approximate allocations. The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations. Money Market investments are also included in the portfolio.

•                  The Adviser may periodically rebalance assets in the Fund, and may invest assets or make redemptions outside of the target allocation to meet its investment objectives.

•                  There may be significant exposure to risks of investing in equity securities after the Target Retirement Date.

•                  From time to time, the Adviser may change the equity IC Funds and fixed income IC Funds in which the Fund invests.

•                  The Fund’s investment objective may be changed by the Investment Company’s Board of Directors without shareholder approval, and shareholders will be given written notice of any such change.

2040 Retirement Fund: The investment objective of the Fund is current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

The Fund invests primarily in other Mutual of America Investment Corporation Funds (“IC Funds”) in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.  The Fund will not reach its most conservative allocation until several years after the Target Retirement Date because an appropriate level of asset accumulation is necessary to provide for the income for the period of time an investor may anticipate being retired after that date.  See Risks of Investing in Stock Funds, below and Risks of investing in International Funds, below.

As of the date of this prospectus, approximately 11% of the assets in the Fund will be invested in fixed income IC Funds and 89% will be invested in equity IC Funds. Appendix A shows the current approximate allocations. The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations. Money Market investments are also included in the portfolio.

•                  The Adviser may periodically rebalance assets in the Fund, and may invest assets or make redemptions outside of the target allocation to meet its investment objectives.

•                  There may be significant exposure to risks of investing in equity securities after the Target Retirement Date.

•                  From time to time, the Adviser may change the equity IC Funds and fixed income IC Funds in which the Fund invests.

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•                  The Fund’s investment objective may be changed by the Investment Company’s Board of Directors without shareholder approval, and shareholders will be given written notice of any such change.

2045 Retirement Fund: The investment objective of the Fund is current income and capital appreciation appropriate for its current asset allocation and Target Retirement Date.

The Fund invests primarily in other Mutual of America Investment Corporation Funds (“IC Funds”) in proportions that are balanced to meet the current investment objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.  The Fund will not reach its most conservative allocation until several years after the Target Retirement Date because an appropriate level of asset accumulation is necessary to provide for the income for the period of time an investor may anticipate being retired after that date.  See Risks of Investing in Stock Funds, below and Risks of investing in International Funds, below.

As of the date of this prospectus, approximately 10% of the assets in the Fund will be invested in fixed income IC Funds and 90% will be invested in equity IC Funds. Appendix A shows the current approximate allocations. The Fund’s investments in the IC Funds includes a mix of long, mid and short term corporate bonds, U.S. Government Agency instruments, municipal bonds, U.S. Treasuries and short term paper, as well as equities of various capitalizations. Money Market investments are also included in the portfolio.

•                  The Adviser may periodically rebalance assets in the Fund, and may invest assets or make redemptions outside of the target allocation to meet its investment objectives.

•                  There may be significant exposure to risks of investing in equity securities after the Target Retirement Date.

•                  From time to time, the Adviser may change the equity IC Funds and fixed income IC Funds in which the Fund invests.

•                  The Fund’s investment objective may be changed by the Investment Company’s Board of Directors without shareholder approval, and shareholders will be given written notice of any such change.

Conservative Allocation Fund: The investment objective of the Fund is current income and, to a lesser extent, capital appreciation.

The Fund invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund will invest 70%-80% of its net assets in fixed income Funds and 20%-30% of its net assets in equity Funds.

•  The current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund and 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

•  The Adviser will periodically rebalance assets in the Fund to maintain an approximate 75%/25% relationship between fixed income Funds and equity Funds.

•  The Adviser may invest purchases or make redemptions outside of the target allocation to seek to maintain the specified percentages in fixed income Funds and equity Funds.

From time to time, the Adviser may change the equity Funds and fixed income Funds of the Investment Company in which the Fund invests. The Fund’s investment objective may be changed by the Investment Company’s Board of Directors without shareholder approval. Shareholders will be given written notice of any change to the investment objective.

Moderate Allocation Fund: The investment objective of the Fund is current income and capital appreciation.

The Fund invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund will invest 45%-55% of its net assets in fixed income Funds and 45%-55% of its net assets in equity Funds.

•  The current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

•  The Adviser will periodically rebalance assets in the Fund to maintain an approximate 50%/50% relationship between fixed income Funds and equity Funds.

•  The Adviser may invest purchases or make redemptions outside of the target allocation to seek to maintain the specified percentages in fixed income Funds and equity Funds.

From time to time, the Adviser may change the equity Funds and fixed income Funds of the Investment Company in which the Fund invests. The Fund’s investment objective may be changed by the Investment Company’s Board of Directors without shareholder approval. Shareholders will be given written notice of any change to the investment objective.

Aggressive Allocation Fund: The investment objective of the Fund is capital appreciation and, to a lesser extent, current income.

The Fund invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund will invest 70% to 80% of its net assets in equity Funds and 20%-30% of its net assets in fixed income Funds.

•  The current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund,  5% in the Small Cap Growth Fund and 5% in the Small Cap Value Fund, and 25% of net assets in the Bond Fund.

•  The Adviser will periodically rebalance assets in the Fund to maintain an approximate 75%/25% relationship between equity Funds and fixed income Funds.

•  The Adviser may invest purchases or make redemptions outside of the target allocation to seek to maintain the specified percentages in equity Funds and fixed income Funds.

From time to time, the Adviser may change the equity Funds and fixed income Funds of the Investment Company in which the Fund invests. The Fund’s investment objective may be changed by the Investment Company’s Board of Directors without shareholder approval. Shareholders will be given written notice of any change to the investment objective.

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Risks of Investing in Stock Funds

When you invest in a stock fund, and for the equity portion of a composite fund, you should consider that:

•  The fund is subject to market risk - the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

•  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

•  The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund’s investment adviser(s) will impact the Fund’s performance.

•  The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

•  A Fund may have more difficulty selling a small capitalization stock or any stock that trades “over-the-counter”, as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

•  Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

Risks of Investing in Bond Funds

When you invest in a bond fund, and for the debt securities portion of a composite fund, you should consider that:

•  The fund has market risk — the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

•  The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests and the portion of the Fund invested in debt securities.

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•  The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund’s investment adviser will impact the Fund’s performance.

•  Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

•  Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity of the security. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity of the security.

•  In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

•  Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than other securities with comparable maturities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

•  Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

•  The market for debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

Risks of Investing in International Funds

When you invest in an international fund, you should consider that:

•  The fund has the risks of investing in equity securities. See “Risks of Investing in Equity Securities” above.

•  The fund has market risk, country risk and currency risk as a result of investing in securities that trade in foreign stock markets. The prices of foreign stocks as compared to U.S. stocks may move in opposite directions. Political and financial events, as well as natural disasters, may weaken a country’s securities markets. The value of foreign securities may decrease as a result of changes in currency exchange rates. Domestic equities indices could outperform the EAFE for periods of time.

The fund may invest substantially all or a significant portion of its assets in ETF’s.  See Exchange Traded Funds, below.

•  Depending on economic conditions, an international fund may carry more overall risk than other types of equity funds.

Risks of Investing in Allocation Funds

When you invest in a composite or asset allocation fund, you should consider that:

•  The fund has market risk and credit risk based on the asset classes (stocks, bonds, money market instruments) in which it invests. As a result, you may lose money from your investment, or your investment may increase in value.

•  Different asset classes may have different investment performance, and the positive performance of one class may be offset in whole or in part by the negative performance of another asset class.

Specific Investments or Strategies, and Related Risks

This section provides additional information about certain of the principal investment strategies used by the Funds and additional investment strategies the Funds may use from time to time.

Options and Futures Contracts

Investment Strategies. All of the Funds except the Allocation Funds may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must relate to U.S. issuers or U.S. stock indexes.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

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A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

•  When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund’s net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

•  When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks from Options and Futures Contracts. Risks to a Fund in options and futures transactions include:

•  The securities held in a Fund’s portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

•  A Fund purchasing an option may lose the entire amount of the premium plus transaction costs.

•  If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value with the loss offset only by the amount of the premium the Fund received from writing the option.

Zero Coupon Securities and Discount Notes

The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations, the U.S. Government or certain U.S. Government agencies. Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity.

Risks from Zero Coupon Securities and Discount Notes. Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the market place than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

Redeemable Securities

An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

American Depository Receipts (“ADRs”)

ADRs are dollar-denominated receipts that U.S. banks generally issue. An ADR represents the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or are traded over-the-counter in the United States. An ADR has currency risk, because its value is based on the value of the security issued by a foreign

41

issuer. The All America Fund intends to invest a small percentage of its total assets in ADRs.

ADRs are subject to many of the same risks as foreign securities, such as possible:

•  unavailability of financial information,

•  changes in currency or exchange rates, and

•  difficulty by the Adviser or a Subadviser in assessing economic or political trends in a foreign country.

Mortgage-Backed Securities

The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans (CMOs). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (Ginnie Maes), securities issued by the Federal National Mortgage Association (Fannie Maes), and participation certificates issued by the Federal Home Loan Mortgage Corporation (Freddie Macs). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (full faith and credit) in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

Risks from Mortgage-Backed Securities. Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

•  A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and impact the yield and price of the security.

•  An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive expected levels of payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and impact the price and yield of the security.

•  Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Fannie Mae and Freddie Mac mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

Exchange Traded Funds

The International Fund may invest in Exchange Traded Funds (“ETF’s”) that reflect, replicate or closely follow the holdings in the EAFE Index. Generally, under the 1940 Act, a fund may only acquire limited amounts of shares of other investment companies (including underlying ETF’s). However, the SEC has granted exemptive orders to certain ETF’s that permit investments by other investment companies, such as the International Fund, to invest in such ETF’s in excess of those limits, provided that any conditions to the exemptive order have been fulfilled. The International Fund’s ability to invest in underlying ETF’s will be severely constrained unless the underlying ETF’s have received such exemptive orders from the SEC and both the underlying ETF’s and the International Fund takes all appropriate measures to comply with the terms and conditions of such orders. The SEC has issued an exemptive order to certain of the ETF’s in which the International Fund may invest (iShares Trust and iShares, Inc.), which permits investment companies (such as the International Fund) to invest in such ETF’s beyond the limitations in the 1940 Act, subject to certain terms and conditions. To the extent other ETF’s obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETF’s in excess of the limits set forth in the 1940 Act. If such relief is granted by the SEC, the Fund may invest its assets in any ETF, subject to certain terms and conditions to be contained in the order granting such relief. To the extent the limits of the 1940 Act apply to certain underlying ETFs, such limitations may prevent the Fund from allocating its investments in the manner that the Adviser considers optimal.

The International Fund has entered into a participation agreement with the iShares Trust, the issuer of ETF’s that are based on the EAFE Index and other international indices, has adopted certain policies and has received Board approvals as required by the SEC exemptive order obtained by the iShares Trust.

In addition to the risks of the underlying securities in which an ETF may invest, the following risks are associated with a fund that invests in ETF’s:

Depositary Receipts Risk:  The underlying ETF may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. An underlying ETF may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to

42

disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Inactive Market Risk:  Although ETF’s are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for the shares of the ETF’s will develop or be maintained. The lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio of securities. Secondary market trading in shares of underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged.

Investment Company Risk:  The Fundindirectly bears fees and expenses charged by the underlying ETF’s in which it invests in addition to the Fund’s direct fees and expenses. Therefore, the cost of investing in the Fund may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, the underlying ETF’s may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the underlying ETF at a time that is unfavorable to the Fund.

Leveraging Risk:  When an underlying ETF borrows money or otherwise leverages its holdings, the value of an investment in that underlying ETF will be more volatile and all other risks will tend to be compounded. The underlying ETF may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

Net Asset Value Risk:  The market price of an underlying ETF may be different from its net asset value (i.e., the underlying ETF may trade at a discount or premium to its net asset value). The performance of the Fund could be adversely impacted.

Passive Investment Risk:  Most ETF’s are not actively managed. Each underlying ETF invests in the securities included in, or representative of, its underlying index regardless of its investment merit or market trends. In addition, the underlying ETF’s do not change their investment strategies to respond to changes in the economy. This means that an underlying ETF maybe particularly susceptible to a general decline in the market segment relating to the underlying index.

Tracking Error Risk:  Imperfect correlation between the securities of an ETF and those in the index it intends to track, rounding of prices, changes to the indices and regulatory policies may cause the performance of an ETF to not match the performance of its index.

Underlying ETF Management Risk:  No underlying ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the manager of each underlying ETF may not produce the intended results.

Valuation Risk:  An underlying ETF may value certain securities at higher prices than the prices at which it can sell them.

Disclosure of Portfolio Securities Information

A description of the Investment Company’s policies and procedures with respect to the disclosure of the Investment Company’s portfolio securities is available in the Statement of Additional Information. See the back cover for information on how to obtain a copy of the Statement of Additional Information.

INFORMATION ABOUT FUND SHARES

Pricing of Fund Shares

The purchase or redemption price of a Fund share is equal to its net asset value (“NAV”) that we next calculate after we receive the purchase or redemption order. Orders received by the Separate Account sponsor on a business day prior to the close of regular trading on The New York Stock Exchange and communicated to the Fund or its Transfer

43

Agent prior to 9:00 a.m. Eastern Time on the following business day will be effected at the NAV determined on the business day when the order was received by the Separate Account. A Fund’s net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. In the case of the Allocation Funds, the net asset value per share is equal to the sum of the net asset values of the shares of the underlying Funds of the Investment Company held by the Allocation Fund. The Adviser calculates a Fund’s net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a Valuation Day). The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier.

In determining a Fund’s net asset value, the Adviser uses market value. If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company or its Valuation Committee.

Fair Value Pricing. The Investment Company strictly complies with Rule 22c-1 of the Investment Company Act of 1940 in calculating the net asset value of its shares each business day. A daily pricing routine is followed, which contains controls to ensure that all prices are properly obtained and recorded in conjunction with a computer program. Prices are obtained from Bloomberg for equities and from FT Interactive Data for fixed income securities. In the event that a price is missing from the automatic data transmission, it is obtained from these sources manually. In the unusual event that Bloomberg or FT Interactive cannot supply a price, a secondary pricing source approved in advance by the Investment Company’s Board of Directors is used. In the event that the secondary source cannot supply a price, then fair value pricing is used. All prices are reviewed for reasonableness by the Finance Division Pricing Unit of the Insurance Company, pursuant to an agreement with the Adviser. In the event that the Pricing Unit disagrees with the primary and secondary pricing sources price determinations, or there is a material occurrence which is reasonably likely to have a substantial effect on the prices received from the pricing sources mentioned above or on the net asset value calculated from all prices received by the Investment Company, fair value pricing will be applied to arrive at a correct price or net asset value as the case may be. Fair Value is determined by a Valuation Committee appointed by the Investment Company’s Board of Directors. The effects of using fair value pricing are to conform the prices recorded and utilized by the Investment Company in determining its net asset value to the amounts that the Investment Company reasonably views as accurate. When Fair Value Pricing takes place the prices of the securities in a portfolio that are used in creating its net asset value may differ from published or quoted prices for the same securities.

Purchase of Shares

The Investment Company offers shares in the Funds only to Mutual of America Life Insurance Company (“the Insurance Company”) and to Wiltom Reassurance Life Company of New York (“Wilton Re”), formerly known as American Life Insurance Company of New York,, without sales charge, for allocation to its Separate Accounts. Acceptance by the Insurance Company of an order for allocating account balance to one of the Separate Account Funds constitutes a purchase order for shares of the corresponding Fund of the Investment Company. In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept funds or issue shares or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law. The Investment Company also offers its shares to a limited number of owners of contracts and policies maintained by Wilton Re, which is a closed block of business to which newly established funds are not available.

Redemption of Shares

The Investment Company redeems all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share we next determine. We do not impose any deferred sales charge on redemptions.

We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations. Acceptance by the Insurance Company of an order for withdrawal of account balance from one of the Separate Account Funds constitutes a redemption order for shares of the corresponding Fund of the Investment Company.

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Frequent Purchases and Redemptions of Fund Shares

Risks of frequent trading occurring may be greater for portfolios investing in certain securities, such as funds that invest in securities traded on foreign markets, and securities that are illiquid or do not otherwise have readily available market quotations.

The Investment Company Funds are offered only to the Separate Accounts of the Insurance Company and solely with respect to its variable life insurance and annuity contracts (“contracts”). The purpose of the contracts that invest in the Investment Company Funds is to assist with the accumulation of long term retirement savings. These contracts are not intended to provide contractowners and participants with a means to engage in market timing through frequent transfers of their account balances in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term changes in the securities markets may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Such transfer practices may cause harm to the investment performance of a Fund if transfers involve amounts which are substantial when compared to the Fund’s total net assets under management.

The Insurance Company has the exclusive relationship with the individual contractholders and, as such, aggregates all daily purchase and redemption orders received from all contractholders and participants under the contracts into a net purchase or redemption order for shares of the Funds offered by the Investment Company. Accordingly, the Investment Company does not have access to the records or identities of individual contractholders or participants of the Insurance Company and may not be aware of any individual contractholder or participant who may be engaging in excessive frequent transfers. There can be no assurance that frequent transfers in the Funds will not occur.

In view of the above, the Investment Company Board has adopted and implemented the following policies and procedures with regard to frequent transfers.

The Investment Company monitors the aggregate net daily purchase or redemption activity of each Fund to make a determination, in its opinion, as to whether such aggregate net trading activity could have an adverse impact on a Fund’s investment performance. The Investment Company periodically meets with the Insurance Company to discuss any factors that may be materially impacting investment performance of the Funds, including excessive frequent transfer activity, if any. The Investment Company also periodically requests a description of the procedures and controls in place at the Insurance Company to identify any excessive frequent transfer activity together with a report on whether such activity, if any, might be having an adverse effect on the investment performance of the Funds.

In this regard, the Investment Company seeks to work with the Insurance Company to discourage contractholders and participants from engaging in excessive frequent transfers which could harm the Funds’ investment performance. The Investment Company has not set a restriction on the volume or number of transactions allowed in a given period and it has not established a minimum holding period nor an exchange or redemption fee. There may be legal and technological limitations on the ability of the Insurance Company to impose restrictions or limitations on the transfer practices of its contractholders and participants. Consequently, the Investment Company’s ability to monitor and discourage frequent transfer practices in a Fund may be limited. If not detected, frequent transfer practices may harm the investment performance of a Fund.

If in the Investment Company’s opinion, excessive frequent transfer activity involving material amounts is causing an adverse effect on a Fund’s investment performance, the Investment Company will request that the Insurance Company take such actions as are appropriate to cause the activity to cease. If the Insurance Company, after consultation in such circumstances, does not take reasonable steps to substantially eliminate such activity by its contractholders, the Investment Company reserves the right to reject any purchase order it receives thereafter that, in the Investment Company’s opinion, may adversely affect a Fund’s investment performance. This policy will be applied on a uniform basis.

The Investment Company has no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. The Investment Company does not accommodate frequent purchases and redemptions of Fund shares which may adversely affect a Fund’s investment performance.

Intermediaries Purchasing Shares in the Investment Company

Participants should consult the prospectus of the Separate Account in which they own units for disclosures provided by the Separate Account to determine what restrictions apply to them.  The prospectuses of the Separate Account will contain a description of the Insurance Company’s policies and procedures with respect to frequent purchases and redemptions of fund shares.  The restrictions described above, which are designed to prevent or minimize frequent trading that could have an adverse impact on a fund’s performance, apply to trades that occur through the Separate Accounts, based upon their net purchases or redemptions and will not be imposed in circumstances where a net purchase or redemption was in fact not indicative of underlying frequent trading activity or where the Separate Account enforces its frequent trading policy in accordance with its terms.

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Dividends, Capital Gains Distributions and Taxes

For each Fund, the Investment Company declares dividends at least annually to pay out substantially all of the Fund’s net investment income (dividends) and net realized short and long term capital gains (capital gains distributions). All dividends and capital gains distributions are reinvested in additional shares of the distributing Fund.

The Investment Company is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the distributions meet Federal tax law requirements for amount and source of income. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

The Insurance Company, through the Separate Accounts, is the shareholder of the Investment Company’s Funds. Under current Federal tax law, the Separate Accounts do not pay taxes on the net investment income and realized capital gains they receive through ownership of the Investment Company’s shares.

A contractholder or policyowner should refer to the Contract prospectus or brochure for a summary discussion of the tax consequences for increases in account balance and distributions under the Contract.

Breakpoint Discounts

Since the Investment Company does not charge front end or back end sales charges, there are no breakpoint discounts.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years, or for the period of a Fund’s operations if shorter. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information for each of the five years ended December 31, 2006 has been audited by KPMG LLP, whose report, along with the Investment Company’s financial statements, are included in the annual report, which is available upon request.

The total returns shown below do not include charges and expenses imposed at the Separate Account level. Therefore, the returns do not represent the rate that a contractholder or policyowner would have earned or lost on the portion of the account balance allocated to the corresponding Separate Account Fund.

Equity Index Fund

	Years Ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year		$2.12	$1.95	$1.54	$2.02
Income (Loss) From Investment Operations:
Net Investment Income		0.04	0.05	0.03	0.03
Net Realized and Unrealized Gains (Losses) on Securities		0.06	0.17	0.41	(0.48)
Total From Investment Operations		0.10	0.22	0.44	(0.45)
Less Dividend Distributions:
From net investment income		(0.03)	(0.04)	(0.03)	(0.03)
From capital gains		(0.05)	(0.01)	—	—
Total Distributions		(0.08)	(0.05)	(0.03)	(0.03)
Net Asset Value, End of Year		$2.14	$2.12	$1.95	$1.54
Total Return(b)		4.81%	10.69%	28.32%	-22.14%
Net Assets, End of Year ($millions)		$726	$722	$618	$390
Ratio of Net Investment Income to Average Net Assets		1.76%	1.91%	1.65%	1.49%
Ratio of Expenses to Average Net Assets Before Expense Reimbursement		0.24%	0.22%	0.21%	0.20%
Ratio of Expenses to Average Net Assets After Expense Reimbursement		0.13%	0.13%	0.13%	0.13%
Portfolio Turnover Rate(a)		9.36%	4.87%	0.89%	7.36%

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (see * on Page 16).

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All America Fund

	Years Ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year		$2.05	$2.12	$1.60	$2.09
Income (Loss) From Investment Operations:
Net Investment Income		0.01	0.02	0.01	0.03
Net Realized and Unrealized Gains (Losses) on Securities		0.06	0.15	0.52	(0.50)
Total From Investment Operations		0.07	0.17	0.53	(0.47)
Less Dividend Distributions:
From net investment income		(0.01)	(0.02)	(0.01)	(0.02)
From capital gains		(0.17)	(0.22)	—	—
Total Distributions		(0.18)	(0.24)	(0.01)	(0.02)
Net Asset Value, End of Year		$1.94	$2.05	$2.12	$1.60
Total Return(b)		3.71%	8.23%	33.01%	-22.38%
Net Assets, End of Year ($ millions)		$407	$458	$492	$421
Ratio of Net Investment Income to Average Net Assets		1.17%	1.16%	0.84%	0.80%
Ratio of Expenses to Average Net Assets Before Expense Reimbursement		0.64%	0.62%	0.61%	0.58%
Ratio of Expenses to Average Net Assets After Expense Reimbursement		0.50%	0.50%	0.50%	0.50%
Portfolio Turnover Rate(a)		48.00%	53.03%	76.73%	85.27%

	Small Cap Value Fund		Small Cap Growth Fund		Mid Cap Value Fund
	Period Ended December 31, 2005(e)		Period Ended December 31, 2005(e)		Period Ended December 31, 2005(e)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00
Income From Investment Operations:
Net Investment Income	0.01		—		0.01
Net Realized and Unrealized Gains on Securities	0.07		0.06		0.06
Total From Investment Operations	0.08		0.06		0.07
Less Dividend Distributions:
From net investment income	(0.01)		—		(0.01)
From capital gains	—		—		—
Total Distributions	(0.01)		—		(0.01)
Net Asset Value, End of Period	$1.07		$1.06		$1.06
Total Return	7.61	%(c)	5.49	%(c)	6.91	%(c)
Net Assets, End of Period ($ millions)	$34		$24		$11
Ratio of Net Investment Income to Average Net Assets	1.19	%(d)	0.00	%(d)	1.76	%(d)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement	0.96	%(d)	0.95	%(d)	0.75	%(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement	0.84	%(d)	0.83	%(d)	0.62	%(d)
Portfolio Turnover Rate(a)	32.67	%(c)	64.38	%(c)	14.39	%(c)

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (see * on Page 16).

(c)  Not annualized.

(d)  Annualized.

(e)  Commenced operations July 1, 2005.

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Mid-Cap Equity Index Fund

	Years Ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year		$1.46	$1.30	$0.97	$1.16
Income (Loss) From Investment Operations: Net Investment Income		0.02	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Securities		0.16	0.19	0.33	(0.18)
Total From Investment Operations		0.18	0.20	0.34	(0.17)
Less Dividend Distributions: From net investment income		(0.02)	(0.01)	(0.01)	—
From capital gains		(0.09)	(0.03)	—	(0.02)
Total Distributions		(0.11)	(0.04)	(0.01)	(0.02)
Net Asset Value, End of Year		$1.53	$1.46	$1.30	$0.97
Total Return(b)		12.50%	16.28%	35.23%	-15.24%
Net Assets, End of Year ($ millions)		$358	$295	$217	$114
Ratio of Net Investment Income to Average Net Assets		1.37%	1.08%	1.06%	1.00%
Ratio of Expenses to Average Net Assets Before Expense Reimbursement		0.25%	0.24%	0.22%	0.25%
Ratio of Expenses to Average Net Assets After Expense Reimbursement		0.13%	0.13%	0.13%	0.13%
Portfolio Turnover Rate(a)		18.65%	15.73%	7.87%	28.11%

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Composite Fund

	Years Ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year		$1.46	$1.40	$1.22	$1.37
Income (Loss) From Investment Operations:
Net Investment Income		0.04	0.04	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Securities		(0.03)	0.06	0.18	(0.13)
Total From Investment Operations		0.01	0.10	0.21	(0.11)
Less Dividend Distributions:
From net investment income		(0.04)	(0.04)	(0.03)	(0.02)
From capital gains		—	—	—	(0.02)
Total Distributions		(0.04)	(0.04)	(0.03)	(0.04)
Net Asset Value, End of Year		$1.43	$1.46	$1.40	$1.22
Total Return(b)		0.96%	6.34%	18.23%	-7.51%
Net Assets, End of Year ($ millions)		$232	$257	$259	$225
Ratio of Net Investment Income to Average Net Assets		2.48%	2.46%	2.59%	3.37%
Ratio of Expenses to Average Net Assets Before Expense Reimbursement		0.63%	0.61%	0.63%	0.58%
Ratio of Expenses to Average Net Assets After Expense Reimbursement		0.50%	0.50%	0.50%	0.50%
Portfolio Turnover Rate(a)		93.84%	94.56%	177.43%	204.99%

Bond Fund

	Years Ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year		$1.29	$1.29	$1.27	$1.30
Income From Investment Operations:
Net Investment Income		0.06	0.06	0.07	0.09
Net Realized and Unrealized Gains or (Losses) on Securities		(0.03)	—	0.02	(0.01)
Total From Investment Operations		0.03	0.06	0.09	0.08
Less Dividend Distributions:
From net investment income		(0.06)	(0.06)	(0.07)	(0.08)
From capital gains		—	—	—	(0.03)
Total Distributions		(0.06)	(0.06)	(0.07)	(0.11)
Net Asset Value, End of Year		$1.26	$1.29	$1.29	$1.27
Total Return(b)		1.79%	4.61%	6.73%	6.75%
Net Assets, End of Year ($ millions)		$369	$369	$349	$437
Ratio of Net Investment Income to Average Net Assets		4.30%	4.44%	5.10%	6.38%
Ratio of Expenses to Average Net Assets Before Expense Reimbursement		0.61%	0.59%	0.60%	0.57%
Ratio of Expenses to Average Net Assets After Expense Reimbursement		0.50%	0.50%	0.50%	0.50%
Portfolio Turnover Rate(a)		23.27%	35.12%	72.09%	76.91%

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (see * on Page 16).

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Mid-Term Bond Fund

	Years Ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year		$0.94	$0.96	$0.98	$0.91
Income From Investment Operations:
Net Investment Income		0.03	0.02	0.03	0.03
Net Realized and Unrealized Gains or (Losses) on Securities		(0.02)	(0.01)	—	0.07
Total From Investment Operations		0.01	0.01	0.03	0.10
Less Dividend Distributions:
From net investment income		(0.03)	(0.03)	(0.04)	(0.03)
From capital gains		—	—	(0.01)	—
Total Distributions		(0.03)	(0.03)	(0.05)	(0.03)
Net Asset Value, End of Year		$0.92	$0.94	$0.96	$0.98
Total Return(b)		0.77%	2.26%	2.76%	9.66%
Net Assets, End of Year ($ millions)		$71	$73	$75	$88
Ratio of Net Investment Income to Average Net Assets		3.30%	3.25%	3.23%	4.11%
Ratio of Expenses to Average Net Assets Before Expense Reimbursement		0.66%	0.65%	0.64%	0.62%
Ratio of Expenses to Average Net Assets After Expense Reimbursement		0.50%	0.50%	0.50%	0.50%
Portfolio Turnover Rate(a)		21.99%	27.23%	41.55%	106.79%

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (see * on Page 16).

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Allocation Funds

	Conservative Allocation Fund				Moderate Allocation Fund				Aggressive Allocation Fund
	Years Ended December 31,				Years Ended December 31,				Years Ended December 31,
	2005	2004	2003(f)		2005	2004	2003(f)		2005	2004	2003(f)
Net Asset Value, Beginning of Year/Period	$1.02	$1.01	$1.00		$1.11	$1.08	$1.00		$1.21	$1.17	$1.00
Income From Investment Operations:
Net Investment Income	0.03	0.03	0.01		0.03	0.03	0.01		0.02	0.02	0.03
Net Realized and Unrealized Gains on Securities	(0.01)	0.02	0.05		0.02	0.06	0.11		0.05	0.09	0.17
Total From Investment Operations	0.02	0.05	0.06		0.05	0.09	0.12		0.07	0.11	0.20
Less Dividend Distributions:
From net investment income	(0.03)	(0.03)	(0.01)		(0.03)	(0.03)	(0.01)		(0.02)	(0.03)	(0.01)
From capital gains	(0.01)	(0.01)	(0.04)		(0.02)	(0.03)	(0.03)		(0.04)	(0.04)	(0.02)
Total Distributions	(0.04)	(0.04)	(0.05)		(0.05)	(0.06)	(0.04)		(0.06)	(0.07)	(0.03)
Net Asset Value, End of Year/Period	$1.00	$1.02	$1.01		$1.11	$1.11	$1.08		$1.22	$1.21	$1.17
Total Return	2.30%	4.72%	5.32	%(c)	4.35%	8.27%	11.73	%(c)	5.78%	9.92%	19.27	%(c)
Net Assets, End of Year/Period ($ millions)	$11	$8	$3		$56	$37	$15		$48	$30	$11
Ratio of Expenses to Average Net Assets(e)	0.00%	0.00%	0.00	%(d)	0.00%	0.00%	0.00	%(d)	0.00%	0.00%	0.00	%(d)
Ratio of Net Investment Income to Average Net Assets	3.39%	4.51%	8.59	%(d)	3.28%	3.81%	8.85	%(d)	2.58%	2.98%	6.48	%(d)
Portfolio Turnover Rate(a)	8.39%	92.83%	66.44	%(c)	14.09%	99.27%	18.44	%(c)	14.96%	48.24%	26.92	%(c)

Money Market Fund

	Years Ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year		$1.19	$1.18	$1.19	$1.19
Income From Investment Operations:
Net Investment Income		0.04	0.02	0.01	0.02
Net Realized and Unrealized Gains or (Losses) on Securities		—	—	(0.01)	—
Total From Investment Operations		0.04	0.02	—	0.02
Less: Dividend Distributions:
From net investment income		(0.03)	(0.01)	(0.01)	(0.02)
Total Distributions		(0.03)	(0.01)	(0.01)	(0.02)
Net Asset Value, End of Year		$1.20	$1.19	$1.18	$1.19
Total Return(b)		2.97%	1.10%	0.84%	1.45%
Net Assets, End of Year ($ millions)		$130	$78	$74	$93
Ratio of Net Investment Income to Average Net Assets		3.05%	1.12%	0.90%	1.48%
Ratio of Expenses to Average Net Assets Before Expense Reimbursement		0.38%	0.38%	0.38%	0.33%
Ratio of Expenses to Average Net Assets After Expense Reimbursement		0.25%	0.25%	0.25%	0.25%
Portfolio Turnover Rate(a)		N/A	N/A	N/A	N/A

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (see * on Page 16).

(c)  Not annualized.

(d)  Annualized.

(e)  Excludes expenses of the underlying funds.

(f)    For the period May 20, 2003 (commencement of operations) through December 31, 2003.

N/A=Not Applicable.

52

APPENDIX A—TARGET RETIREMENT FUNDS—TARGET ALLOCATIONS

DATE	Retirement Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund

DOMESTIC EQUITY	20%	40%	50%	58%	65%	70%	75%	75%	75%

Equity Index Fund	20%	25%	30%	35%	40%	40%	40%	35%	35%
Mid-Cap Index Fund	0%	15%	14%	15%	15%	18%	21%	24%	20%
Small Cap Growth Fund	0%	0%	3%	4%	5%	6%	7%	8%	10%
Small Cap Value Fund	0%	0%	3%	4%	5%	6%	7.0%	8%	10%

INTERNATIONAL EQUITY—International Fund	5%	7%	9%	10%	10%	12%	13%	14%	15%

TOTAL EQUITY	25%	47%	59%	68%	75%	82%	88%	89%	90%

Bond Fund	20%	25%	25%	25%	20%	18%	12%	11%	10%
Mid-Term Bond Fund	20%	15%	7%	7%	5%	0%	0%	0%	0%

FIXED INCOME	40%	40%	32%	32%	25%	18%	12%	11%	10%

Money Market Fund	35%	13%	9%	0%	0%	0%	0%	0%	0%

TOTAL	100%	100%	100%	100%	100%	100%	100%	100%	100%

Investment Company

Mutual of America Investment Corporation

Investment Adviser

Mutual of America Capital Management Corporation

Fund Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Custodian

JPMorgan Chase Bank

MUTUAL OF AMERICA INVESTMENT CORPORATION

320 Park Avenue, New York, New York 10022-6839

You May Obtain More Information

Registration Statement. We have filed with the Securities and Exchange Commission (the Commission) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits which are incorporated by reference and are legally a part of this Prospectus. You may examine and copy the Registration Statement at the Commission’s Public Reference Room in Washington, DC. You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

Statement of Additional Information. The SAI contains additional information about the Investment Company and its Funds. We incorporate the SAI into this Prospectus by reference.

Semi-annual and Annual Reports. Additional information about the Funds’ investments is available in the Investment Company’s annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

How to Obtain the SAI and Reports. You may obtain a free copy of the SAI or of the Investment Company’s most recent annual and semi-annual financial statements, by:

•  writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839, or

•  calling 1-800-468-3785 and asking for Mutual of America Investment Corporation.

You may obtain the SAI and the Investment Company’s annual and semi-annual reports free of charge through the Mutual of America Life Insurance Company website at http://www.mutualofamerica.com.

The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company’s Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission’s Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by electronic request at this e-mail address: publicinfo@sec.gov., or by writing to the Commission’s Public Reference Section, Washington, DC 20549-6009.

Where to Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Life Insurance Company.

Intended Use. This prospectus is intended to be used in connection with variable annuity and variable life insurance products issued by Mutual of America Life Insurance Company, and also in connection with certain variable products issued by its former subsidiary company, The American Life Insurance Company of New York.

Investment Company Act of 1940 Act File Number 811-5084

Prospectus dated May 1, 2007

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839
www.mutualofamerica.com

MUTUAL OF AMERICA INVESTMENT CORPORATION

320 PARK AVENUE, NEW YORK, NEW YORK 10022

800-468-3785

EQUITY INDEX FUND

ALL AMERICA FUND
MID CAP VALUE FUND
MID-CAP EQUITY INDEX FUND

SMALL CAP VALUE FUND

SMALL CAP GROWTH FUND

COMPOSITE FUND	RETIREMENT FUND
INTERNATIONAL FUND
BOND FUND	2010 RETIREMENT FUND

MID-TERM BOND FUND	2015 RETIREMENT FUND

MONEY MARKET FUND	2020 RETIREMENT FUND

CONSERVATIVE ALLOCATION FUND	2025 RETIREMENT FUND

MODERATE ALLOCATION FUND	2030 RETIREMENT FUND

AGGRESSIVE ALLOCATION FUND	2035 RETIREMENT FUND
2040 RETIREMENT FUND
2045 RETIREMENT FUND

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

This Statement of Additional Information (SAI) is not a prospectus. You should read it in conjunction with the Mutual of America Investment Corporation (the “Investment Company”) Prospectus dated May 1, 2007, and you should keep it for future use. The Investment Company’s audited financial statements, and the independent registered public accounting firm’s report thereon, included in its most recent annual report to shareholders are incorporated by reference and made a part of this SAI. (See File No. 811-05084, filed March     , 2007)

Copies of the Prospectus and most recent shareholder report are available to you at no charge. To obtain a copy of either document, you may write to the Investment Company at the above address or call the toll-free telephone number listed above.

Non-Fundamental Investment Policies	16

Management of the Investment Company	18

Investment Advisory Arrangements	21

Portfolio Transactions and Brokerage	29

Purchase, Redemption and Pricing of Shares	30

Taxation of the Investment Company	32

Distribution Arrangements	33

Yield and Performance Information	33

Description of Corporate Bond Ratings	37

Independent Registered Public Accounting Firm	38

Legal Matters	38

Custodian	38

Use of Standard & Poor’s Indices	38

Proxy Voting Policies and Procedures	39

INVESTMENT COMPANY’S FORM OF OPERATIONS

History and Operating Form

The Investment Company was formed on February 21, 1986 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Investment Company is a successor to Separate Account No. 2 of Mutual of America Life Insurance Company (“Mutual of America”).

The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently twenty-three Funds: the Equity Index Fund, All America Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund,  Small Cap Value Fund, Small Cap Growth Fund,  Composite Fund, International Fund, Bond Fund, Mid-Term Bond Fund, Money Market Fund, The Retirement Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund (together, these Funds are sometimes referred to as the “Target Retirement Funds”), Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (together, referred to as the “Allocation Funds”). Prior to May 1, 1994, the All America Fund was known as the Stock Fund, had different investment objectives and did not have any subadvisers. The International Fund and Target Retirement Funds are commencing operations on May 1, 2007.

Offering of Shares

The Investment Company offers Fund shares only to separate accounts of Mutual of America and to certain separate accounts of Mutual of America’s former indirect wholly-owned subsidiary, The American Life Insurance Company of New York , now known as Wilton Re. In this SAI, Mutual of America and Wilton Re are referred to as the “Insurance Companies” and the separate accounts of the Insurance Companies are referred to as the “Separate Accounts”.

Contractholders, participants and policyowners of variable annuity contracts and variable life policies issued by the Insurance Companies allocate their contributions and premiums to funds of the Separate Accounts that purchase shares in the corresponding Funds of the Investment Company that are available to each Separate Account. The Allocation Funds, Target Retirement Funds, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and International Fund are not available to the American Separate Accounts. The Target Retirement Funds are not available to Separate Account No. 3, which serves variable universal life insurance contracts.  The Insurance Companies are the record holders of the Investment Company Funds’ shares.

Description of Shares

The authorized capital stock of the Investment Company consists of four billion shares of common stock, $.01 par value. The Investment Company currently has twenty-three classes of common stock, with each class representing a Fund. The Investment Company may establish additional Funds and may allocate its authorized shares either to new classes or to one or more of the existing classes.

All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund. The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and other distributions declared by the Fund and in the net assets of that Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Accrued liabilities that are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, the other Funds could be liable for the excess.

INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus describes each Fund’s principal investment strategy(ies) and the related risks. You should refer to “Summary of How Our Funds Invest” and “Details about How Our Funds Invest and Related Risks” in the Prospectus to learn about those strategies and risks.

Additional Permitted Investments

The Investment Company’s Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

Equity Index Fund and Mid-Cap Equity Index Fund: In addition to common stocks and futures contracts, the Funds may invest in:

•       money market instruments, and

•       U.S. Government and U.S. Government agency obligations.

All America Fund: In addition to common stocks, the Adviser, who actively manages approximately 40% of the net assets of the All America Fund (the Active Assets), may invest assets in:

•       securities convertible into common stocks, including warrants and convertible bonds,

•       bonds,

•       money market instruments,

•       U.S. Government and U.S. Government agency obligations,

•       foreign securities and ADRs,

•       futures and options contracts, and

•       preferred stock.

The portion of the All America Fund invested to replicate the S&P 500® Index (the Indexed Assets) also may be invested in:

•       money market instruments, and

•       U.S. Government and U.S. Government agency obligations.

The Adviser may manage cash allocated to the Active Assets prior to investment in securities.

Mid Cap Value Fund: In addition to common stocks, the Mid Cap Value Fund may invest in:

•       securities convertible into common stocks, including warrants and convertible bonds,

•       bonds,

•       money market instruments,

•       U.S. Government and U.S. Government agency obligations,

•       foreign securities and ADRs,

•       futures and options contracts, and

•       preferred stock.

Small Cap Value Fund: In addition to common stocks, the Small Cap Value Fund may invest in:

•       securities convertible into common stocks, including warrants and convertible bonds,

•       bonds,

•       money market instruments,

•       U.S. Government and U.S. Government agency obligations,

•       foreign securities and ADRs,

•       futures and options contracts, and

•       preferred stock.

Small Cap Growth Fund: In addition to common stocks, the Small Cap Growth Fund may invest in:

•       securities convertible into common stocks, including warrants and convertible bonds,

•       bonds,

•       money market instruments,

•       U.S. Government and U.S. Government agency obligations,

•       foreign securities and ADRs,

•       futures and options contracts, and

•       preferred stock.

Composite Fund: In addition to common stocks, the equity portion of the Composite Fund may be invested in:

•       securities convertible into common stocks, including warrants,

•       preferred stock,

•       money market instruments,

•       U.S. Government and U.S. Government agency obligations,

•       foreign securities and ADRs, and

•       futures and options contracts.

In addition to investment grade debt securities of the type described in the Prospectus, the fixed-income portion of the Composite Fund may be invested in:

•       asset-backed securities,

•       money market instruments,

•       non-investment grade securities,

•       foreign securities,

•       options, futures contracts and options on futures contracts, and

•       equipment trust certificates.

International Fund: In addition to common stocks, i-Shares and exchange traded funds that track or reflect the EAFE Index, the International Fund may invest in:

•       securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality; and

•       commercial paper and other short-term paper as defined in the 1940 Act.

Bond Fund and Mid-Term Bond Fund (the “Bond Funds”): In addition to investment grade debt securities of the type described in the Prospectus, each Bond Fund may invest in:

•  asset-backed securities,

•  non-investment grade securities, for up to 20% of its assets,

•  foreign securities,

•  cash and money market instruments,

•  stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

•  preferred stock,

•  options, futures contracts and options on futures contracts, and

•  equipment trust certificates.

•  The Fund does not currently invest in foreign securities, although it is possible that such investments can be made in the future.

Money Market Fund: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

•  securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

•  negotiable certificates of deposit, bank time deposits, bankers’ acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

•  certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

•  repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers’ acceptances;

•  variable amount floating rate notes; and

•  debt securities issued by a corporation.

The Money Market Fund may enter into transactions in options, futures contracts and options on futures contracts on United States Treasury securities.

Under the Money Market Fund’s investment policy, money market instruments and other short-term debt securities means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

The securities in the Money Market Fund must meet the following quality requirements —

•  All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

•  At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S. government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

Target Retirement Funds: In addition to shares of other Funds of the Investment Company, the Target Retirement Funds may each invest in:

•  securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality; and

•  commercial paper and other short-term paper as defined in the 1940 Act.

Allocation Funds: In addition to shares of other Funds of the Investment Company, the Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds may each invest in:

•  securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality; and

•  commercial paper and other short-term paper as defined in the 1940 Act.

Additional Investment Strategies

Lending of Securities

The Funds have the authority to lend their securities. The Funds will not lend any securities until the Investment Company’s Board of Directors approves a form of securities lending agreement. Refer to “Fundamental Investment Restrictions”, paragraph 9, and “Non-Fundamental Investment Policies”, paragraph 9, for descriptions of the fundamental and current restrictions on lending by the Funds.

Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.

Repurchase Agreements

The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company’s Board of Directors approves a form of repurchase agreement and authorizes entities as counterparties.

Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund’s assets.

Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory. Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.

When Issued and Delayed Delivery Securities

The Funds may from time to time in the ordinary course of business purchase fixed income securities on a when-issued or delayed delivery basis, which means that at the time of purchase the price and yield are fixed, but payment and delivery occur at a future date. Upon purchase of a when-issued or delayed delivery security, a Fund will record the transaction and include the security’s value in determining its net asset value and will segregate cash, cash equivalents or other liquid securities in an amount sufficient to pay the purchase price of the security upon delivery. When the security is delivered to the Fund, its market value may be more or less than the purchase price. A Fund will enter into commitments for when-issued or delayed delivery securities only when it intends to acquire the securities, but if it does sell securities before delivery, the Fund may have a capital gain or loss.

Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are “illiquid”. Repurchase agreements of more than seven days’ duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days’ notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable. Refer to “Non-Fundamental Investment Policies”, paragraph 10. The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company. Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the 1933 Act) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board’s procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board’s procedures are satisfied.

Options and Futures Contracts

Each of the Funds other than the Asset Allocation Funds may purchase and sell options and futures contracts, as described below. Refer to “Non-Fundamental Investment Policies” below, paragraph 1, for a description of the current restrictions on the Funds’ purchase of options and futures contracts.

Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

•  A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised. The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period.

Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

•  A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor’s 100® Index, the Standard & Poor’s 500® Index or the New York Stock Exchange Composite Index.

•  A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as “contract markets” by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

•  An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a “long” position in the underlying futures contract (in the case of a call option on a futures contract), or a “short” position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

•  A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund’s custodian in the broker’s name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as “initial margin.”

•  While a futures contract is outstanding, there will be subsequent payments, called “maintenance margin”, to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as “mark to market”. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

•  When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund’s net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

•  A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, that would cause a decline in the value of fixed-income securities held in the Fund’s portfolio.

•  A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

•  When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

•  Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.

•  Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

•  As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

•  The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

•  In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.

•  When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

•  If the price of the security underlying the option moves adversely to the Fund’s position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

•  A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

Risks in futures and options transactions include the following:

•  There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by “daily price fluctuation limits,” established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

•  The securities held in a Fund’s portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

•  A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

•  For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

•  With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

•  In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

•  The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

Additional Information about Specific Types of Securities

Non-Investment Grade Securities

The Bond Funds may purchase non-investment grade debt securities. In addition, the Bond Funds and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer’s credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody’s and BB or lower by Standard & Poor’s), or unrated securities of comparable quality, are commonly known as non-investment grade securities or “junk bonds”. Junk bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer’s industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer’s bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

U.S. Government and U.S. Government Agency Obligations

All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

U.S. Government Obligations: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

U.S. Government Agency Obligations: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

Money Market Instruments

All of the Funds may purchase money market instruments, which include the following.

Certificates of Deposit. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate, for which no negotiable certificate is received.

Bankers’ Acceptance. A bankers’ acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

Treasury Bills. See “U.S. Government and U.S. Government Agency Obligations” above.

Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturities, these money market instruments are considered to have low levels of market risk and credit risk.

Zero Coupon Securities and Discount Notes; Redeemable Securities

The Bond Funds and the fixed income portion of the Composite Fund, and the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called “original issue discount”. A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).

Foreign Securities and American Depository Receipts (ADRs)

In addition to investing in domestic securities, each of the Funds other than the Money Market Fund and the Allocation Funds may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

The Investment Company has a non-fundamental investment policy that limits foreign securities, including foreign exchange transactions, and ADRs to 25% of a Fund’s total assets, except that this policy does not apply to the International Fund. (See “Non-Fundamental Investment Policies”, paragraph 2.) The Investment Company currently anticipates that no Fund, except for the International Fund, will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

The Investment Company will consider special factors before investing in foreign securities and ADRs. These include:

•  changes in currency rates or currency exchange control regulations,

•  the possibility of expropriation,

•  the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

•  less liquidity and more volatility in foreign securities markets (not applicable to ADRs),

•  the impact of political, social or diplomatic developments, and

•  the difficulty of assessing economic trends in foreign countries.

The Funds could encounter greater difficulties in bringing legal processes abroad than would be encountered in the United States. In addition, transaction costs in foreign securities may be higher.

Exchange Traded Funds

An exchange traded fund (ETF) is a type of investment company that is similar to an index fund in that it primarily invests in securities of companies that are included in a particular market index. The shares of ETF’s are traded on an exchange, similar to shares of stocks. The International Fund may invest in ETF’s that reflect, replicate or closely follow the holdings in the EAFE Index. As described in the Prospectus, the International Fund’s ability to invest in underlying ETF’s will be severely constrained unless the underlying ETF’s have received exemptive orders from the SEC permitting such investments in excess of the limitations set forth in the 1940 Act and both the underlying ETF’s and the International Fund takes all appropriate measures to comply with the terms and conditions of such orders. Other risks associated with investments in ETF’s are described in more detail in the Prospectus.

Convertible Securities

The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in convertible securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Equipment Trust Certificates

The Bond Funds and the fixed income portion of the Composite Fund, may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its total assets in equipment trust certificates.

Asset-backed Securities

The Bond Funds and the fixed income portion of the Composite Fund, may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of the securities.

The Investment Company currently has a non-fundamental investment policy that no Fund will:

•  invest more than 10% of its total assets in asset-backed securities,

•  invest in interest-only strips or principal-only strips of asset- backed securities, or

•  purchase the most speculative series or class of asset-backed securities issues.

Mortgage-Backed Securities

The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under “Details about How Our Funds Invest and Related Risks — Specific Investments or Strategies and Related Risks”.

The Investment Company currently has a non-fundamental investment policy that no Fund will:

•  if the Fund invests primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

•  if the Fund invests primarily in equity securities, invest in mortgage-backed securities unless they are also considered to be U.S. Government Securities,

•  invest in interest-only strips or principal-only strips of mortgage-backed securities, or

•  purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues.

Warrants

The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its assets in warrants.

Preferred Stock

The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation’s assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation’s shareholders.

An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation’s earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer’s earnings.

Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 10% of its assets in preferred stock.

Insurance Law Restrictions

Insurance laws and regulations in States where the Insurance Companies operate govern investments by Separate Accounts. If necessary in order for shares of the Investment Company’s Funds to remain eligible investments for the Separate Accounts, a Fund may from time to time limit the amount of its investments in certain types of securities, such as foreign securities and debt or equity securities of certain issuers.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of each affected Fund approves the change. No Fund will:

1.  underwrite the securities issued by other companies, except to the extent that the Fund’s purchase and sale of portfolio securities may be deemed to be an underwriting;

2.  purchase physical commodities or contracts involving physical commodities;

3.  based on its investments in individual issuers, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities (“U.S. Government Securities”), and (ii) securities of other registered investment companies; in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;

4.  based on its investment in an issuer’s voting securities, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund;

5.  issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;

6.  invest more than 25% of its assets in the securities of issuers in one industry, other than U.S. Government Securities, except that the Money Market Fund may invest more than 25% of its total assets in the financial services industry;

7.  purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;

8.  borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time, which currently limit a Fund’s borrowing to 331/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three business days; or

9.  lend assets to other persons (with a Fund’s entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan), except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time, which currently limit a Fund’s lending to 331/3% of its total assets, or pursuant to any exemptive relief granted by the SEC.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed by the 1940 Act or applicable regulatory authorities and subject to each Fund’s investment objectives and permitted investments. No Fund will:

1.  purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund’s total assets;

2.  with the sole exception of the International Fund, invest in foreign exchange nor invest more than 25% of its total assets in securities of foreign issuers and American Depository Receipts (ADRs);

3.  invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4.  make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5.  if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6.  invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC, except that the Funds other than the Allocation Funds and the Target Retirement Funds may not acquire any securities of registered open-end investment companies in reliance on the provisions of Section 12(d)(1)(F) or (G) of the 1940 Act;

7.  purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8.  borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund’s aggregate borrowings may not exceed 10% of the value of the Fund’s total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.  lend more than 10% of its assets;

10.  invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

11.  invest more than 5% of its total assets in equipment trust certificates;

12.  invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;

13.  purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;

14.  invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;

15.  invest more than 5% of its assets in warrants; or

16.  invest more than 10% of its assets in preferred stock.

Disclosure of Portfolio Securities Information. The policies and procedures of the Investment Company with respect to disclosure of portfolio securities information are set forth in its compliance manual, which has been approved and adopted by the Board of Directors. The Board has also approved the Principal Underwriter’s, Adviser’s and other service providers’ written compliance policies and procedures, which contain their policies and procedures with respect to disclosure of portfolio securities information. The Investment Company posts its top 10 holdings on its website each month. Typically the information is five to ten calendar days old when posted. The Investment Company discloses to shareholders and others only information that is made available to the public, on a quarterly basis. With the sole exception of certain disclosures to certain parties (“Recipients”) that are for legitimate business purposes and beneficial to the Investment Company, such as providing information reasonably requested by consultants and rating services, no information on portfolio securities will be disclosed to any party until it has first been made available to the public on the Investment Company’s website. Requests by Recipients will be reviewed on a case-by-case basis, and there are no ongoing arrangements for disclosing information to Recipients. Any disclosures to Recipients may be made only with advance approval of the Chief Executive Officer (“CEO”), Chief Compliance Officer (“CCO”) and counsel, must contain limitations on use, must be limited in time, and, if the requested disclosure should include information not already available to the public as stated above, it must be covered by a confidentiality and nondisclosure agreement which includes an agreement not to use the information to make trading decisions on behalf of the Recipient or others. Since there has been no disclosure to Recipients of information which is not otherwise publicly available or otherwise, there are no confidentiality agreements in effect as of May 1, 2007. Because of this strict policy on disclosure, the potential for conflict of interest is very low, and the prior approval of the CEO and CCO for disclosure to Recipients, in part, seeks to determine and eliminate such conflicts as may arise and to assure that disclosure of information to Recipients is in the best interests of the Fund’s shareholders. The CCO is responsible for monitoring and reporting to the Board on an annual basis any violations of the compliance manual of the Investment Company, the Adviser, or any service providers. There are no special or routine arrangements to permit disclosure of portfolio securities information that is not already available to the public and no such arrangements are permitted. Further, it is the Investment Company’s policy that neither the Investment Company nor any other party receives any compensation for any disclosure of portfolio securities information by the Investment Company.

MANAGEMENT OF THE INVESTMENT COMPANY

Directors and Officers

The tables below show information about the Directors and officers of the Investment Company. The Directors of the Investment Company consist of seven individuals, six of whom are not “interested persons” of the Investment Company as defined in the 1940 Act (“Independent Directors”). The Directors are responsible for the overall supervision of the Investment Company’s operations and perform the various duties imposed on the directors of investment companies by the 1940 Act and the laws of Maryland. The Directors elect officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

The Investment Company does not hold annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders. called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other fund that is affiliated with the Adviser or Mutual of America with the sole exception of Mr. Waide who is a Director of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service.

Mr. Altstadt does not serve as director of any other investment company advised by or affiliated with the Adviser. Mr. Waide is a director of Mutual of America Institutional Funds, Inc., which also receives investment advice from the Adviser. Accordingly, the Independent Directors and Mr. Altstadt oversee twenty-three portfolios in the same fund complex, and Mr. Waide oversees thirty portfolios in the same fund complex and an affiliated fund complex.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Peter J. Flanagan, age 77	since 1992	Consultant and President Emeritus, Life Insurance Council of New York, since 1998; prior thereto, President	none

Robert J. McGuire, age 70	since 2000

Attorney & Counsellor at Law, Robert J. McGuire, Esq. since 2004; Attorney and Consultant, Morvillo, Abramowitz, Grand, Iason & Silberberg, P.C. (law firm), until 2004; President, Police Athletic League; President, Kroll Associates (investigation and consulting) until 1997

Emigrant Savings Bank; GAM Funds, Inc.; Brazilian Equity Fund (special litigation committee); Police Athletic League; Volunteers of Legal Service; Office of the Appellate Defender; Trump Hotels & Casino Resorts; Trustee of Iona College

George Mertz, age 78	since 1989	Retired, since September 1994	none

Howard J. Nolan, age 70	since 1989	President & CEO, United Way of San Antonio & Bexar County	none

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Patrick J. Waide, Jr. age 69	since 12/03	Director, Drucker Foundation, 1996-1999 and President, 1999.	Trustee, School for Ethical Education; American Federation for Aging Research, Mutual of America Institutional Funds, Inc.

age

Interested Directors

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Manfred Altstadt Chairman, President, Chief Executive Officer, age 57	since 9/03

Senior Executive Vice President and Chief Financial Officer, Mutual of America, and Mutual of America Holding Company, Inc.; Chairman of the Board, Presidentand Chief Executive Officer, Mutual of America Investment Corporation; Chairman and Chief Executive Officer, Mutual of America Capital Management Corporation

Mutual of America; Mutual of America Securities Corporation; Mutual of America Holding Company, Inc, Mutual of America Capital Management Corporation; Calvary Hospital; Calvary Fund; Calvary Holding Company; McQuade Children’s Services; Army War College Foundation; Hazelden New York

Mr. Altstadt is an “interested person” as an officer of the Adviser and of affiliates of the Adviser.

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer
Patrick A. Burns Senior Executive Vice President and General Counsel, age 60	since 1986

Senior Executive Vice President and General Counsel, Mutual of America, Mutual of America Capital Management Corporation, Mutual of America Securities Corporation, and Mutual of America Institutional Funds, Inc; Chairman, President and Chief Executive Officer, Mutual of America Holding Company, Inc..

Mutual of America; Mutual of America Holding Company, Irish American Legal and Education Research Foundation

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer
John R. Greed Executive Vice President, Chief Financial Officer and Treasurer, age 47	since 9/03

Executive Vice President and Treasurer, Mutual of America and Mutual of America Holding Company, Inc.; Chairman, President and Chief Executive Officer, Mutual of America Institutional Funds, Inc; Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Investment Corporation and Mutual of America Capital Management Corporation

Mutual of America Holding Company, Inc. Mutual of America Institutional Funds, Inc.

Thomas L. Martin Senior Vice President and Secretary, age 57	since 2002	Senior Vice President and Associate General Counsel, Mutual of America	none

The officers and directors of the Investment Company own none of its outstanding shares (as the Investment Company only offers shares to separate accounts of Mutual of America and the American Separate Accounts). The Investment Company has an Audit Committee consisting of all the independent directors, which meets four times per year prior to each and every quarterly Board meeting. The Audit Committee met four times in 2006. Mr. McGuire is the chairman of the Audit Committee and Mr. Waide is the Audit Committee Financial Expert. The Investment Company has formed a nominating committee consisting of all the independent directors, which meets on an as-needed basis. It did not meet in 2006.

Officers and Directors who are participants under group or individual variable accumulation annuity or life insurance contracts issued by Mutual of America or American Life, now known as Wilton Re, may allocate portions of their account balances to one or more of the Investment Company’s Funds. At December 31, 2006, Mr. Mertz, the Investment Company’s officers and its interested director, Mr. Altstadt, each had $100,000 or more in accounts under such contracts. Mutual of America, through its Separate Accounts, owns 99.9% of the shares of the Funds.

Set forth below is a table showing compensation paid to the Independent Directors during 2006.

Name of Director	Aggregate Compensation from Investment Company(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Investment Company and Other Investment Companies in Complex(2)
Peter J. Flanagan	$36,000	None	None	$36,000
Robert J. McGuire	$38,000	None	None	$38,000
George J. Mertz	$36,000	None	None	$36,000
Howard J. Nolan	$33,000	None	None	$33,000
Patrick J. Waide, Jr.	$38,000	None	None	$76,000

(1)  Directors who are not “interested persons” of the Investment Company receive from the Investment Company an annual retainer of $24,000 and a fee of $1,500 for each Board or Committee meeting they attend. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000. The Audit Committee Chairman and Audit Committee Financial Expert receive an additional $500 for each committee meeting they attend.

(2)  Directors who are not interested persons of the Investment Company do not serve on the Board of any other investment company in the same complex as the Investment Company or an affiliated fund complex, with the sole exception of Mr. Waide, as noted above.

INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser. The Investment Company’s investment adviser is Mutual of America Capital Management Corporation (the “Adviser” or “Capital Management”), an indirect wholly-owned subsidiary of Mutual of America. The Adviser’s address is 320 Park Avenue, New York, New York 10022-6839. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940.

Capital Management has served as Adviser since November 1993, when it assumed investment management obligations for the Investment Company from Mutual of America. The Adviser provides investment management services to the Investment Company, Mutual of America Institutional Funds, Inc., the General Account of Mutual of America and other unaffiliated entities.

The Adviser provides advisory services for the Investment Company’s Funds, in accordance with the Funds’ investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser’s activities are subject at all times to the supervision and approval of the Investment Company’s Board of Directors.

Under the Investment Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. These services include:

•  performing investment research and evaluating pertinent economic, statistical and financial data;

•  consultation with the Investment Company’s Board of Directors and furnishing to the Investment Company’s Board of Directors recommendations with respect to the overall investment plan;

•  implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

•  management of investments;

•  reporting to the Investment Company’s Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

•  maintaining all required records;

•  making arrangements for the safekeeping of assets; and

•  providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services.

Advisory Fees. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

Equity Index and Mid-Cap Equity Index Funds — .075%

All America, Composite, Bond and Mid-Term Bond Funds — .40%

Small Cap Growth Fund — .75%

Small Cap Value Fund — .75%

Mid Cap Value Fund — .55%

International Fund —.075%

Money Market Fund — .15%

Allocation Funds — 0%

Target Retirement Funds —.05%

Investment Advisory Fees Paid by Funds to Adviser
For Past Three Years

Fund	2006	2005	2004
Equity Index	$	$892,369	$808,816
All America	$	$2,119,142	$2,310,650
Mid-Cap Equity Index	$	$400,492	$302,640

Small Cap Value	$	$113,540	N/A (see note)
Small Cap Growth	$	$80,883	N/A (see note)
Mid Cap Value	$	$24,741	N/A (see note)
Money Market	$	$219,333	$182,957
Composite	$	$1,205,775	$1,259,244
International Fund	N/A (see note)	N/A (see note)	N/A (see note)
Bond	$	$1,901,711	$1,752,979
Mid-Term Bond	$	$357,306	$349,687
Target Retirement Funds	N/A (see note)	N/A (see note)	N/A (see note)

Total Fees	$	$10,332,434	$10,104,764

Note: The Small Cap Value Fund, Small Cap Growth Fund and Mid Cap Value Fund commenced operations on July 1, 2005. The International Fund and Target Retirement Funds are not shown because they will commence operations on or about May 1, 2007.

Other Fund Expenses. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

•  brokers’ commissions, transfer taxes and other fees relating to the Fund’s portfolio transactions,

•  directors’ fees and expenses,

•  fees and expenses of its independent certified public accountants,

•  fees and expenses of its legal counsel,

•  the cost of the printing and mailing semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

•  the cost of preparation and filing registration statements and amendments thereto,

•  bank transaction charges and custodian’s fees,

•  any proxy solicitors’ fees and expenses,

•  SEC filing fees,

•  any federal, state or local income or other taxes,

•  any membership or licensing fees of the Investment Company Institute and similar organizations,

•  fidelity bond and directors’ liability insurance premiums,

•  accounting and recordkeeping services, and

•  any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Additional Disclosure — Information Concerning Portfolio Managers of the Adviser

The following information is current as of December 31, 2006.

Portfolio Manager Compensation — Adviser

This description of the structure of, and the method used to determine the compensation of, the portfolio managers applies to all portfolio managers of the Adviser and the person overseeing the index Funds of the Investment Company.

All portfolio managers of the Adviser receive a fixed base annual salary and may qualify for an annual incentive compensation award, or bonus. The bonus is based upon the pre-tax annual performance of the portions or segments (“portfolio”) of Funds managed by the portfolio manager relative to the appropriate nationally recognized benchmarks which have been selected for each portfolio, which can be adjusted by a factor related to the performance of the Insurance Company. The portfolio benchmarks consist of well-recognized indices such as the Standard and Poor’s® 500 Index, and the Russell 2000® Index, which vary by portfolio and are more specifically described by portfolio in the Prospectus and this SAI.

All employees of the Adviser are entitled to health insurance, group life insurance and group disability coverage, a non-contributory defined benefit pension plan, and an employer-matched 401(k) plan. Certain senior management employees are also eligible for a long term performance-based incentive compensation plan. Under the plan, shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Insurance Company’s General Account statutory surplus and the maintenance of certain financial ratios.

Name	Title	Portfolios Managed/Overseen	Incentive Compensation Benchmark
Stephen Rich	Executive Vice President Portfolio Manager	Small Cap Value (All America) Small Cap Value Fund Mid Cap Value Fund	Russell 2000® Value Russell 2000® Value Russell Midcap® Value*

Marguerite Wagner	Executive Vice President Portfolio Manager	Small Cap Growth (All America) Small Cap Growth Fund	Russell 2000® Growth Russell 2000® Growth

Andrew Heiskell	Executive Vice President Director of Fixed Income	Bond Fund Fixed Income (Composite Fund) Mid-Term Bond Fund	Lehman Brothers Aggregate Lehman Brothers Aggregate Citigroup Bond Index

Gary Wetterau	Executive Vice President Portfolio Manager	Bond Fund Fixed Income (Composite Fund) Mid-Term Bond Fund	Lehman Brothers Aggregate Lehman Brothers Aggregate Citigroup Bond Index

Thomas J. Dillman	Executive Vice President	Large Cap (All America Fund); Large Cap Core (Composite Fund)	S&P 500® S&P 500®

Eleanor Innes	Second Vice President	Equity Index Mid-Cap Equity Index Equity Index (All America Fund)	S&P 500® S&P 400® S&P 500®

Paul Travers		Target Retirement Funds	S&P 500® Lehman Brothers Aggregate

Joseph F. Gaffoglio	Senior Vice President	International Fund	EAFE Index

*  The benchmark index for the Mid Cap Value Fund was changed in August 2005 from the S&P Barra Value Index to the Russell Midcap® Value Index. The reason for this change is that the Russell Midcap® Value Index includes a larger universe of equity securities and is more commonly used as a benchmark for mid cap value funds within the industry.

Other Information — Adviser

The Adviser’s portfolio managers do not manage funds or portfolios for entities other than clients of the Adviser. In addition to unaffiliated entities, the Adviser manages funds of Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc., and a few individually managed pension plans holding contracts with the Insurance Company, all of which are identified below. In regard to possible conflicts, if a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts.To deal with these situations, the Funds have adopted procedures for allocating portfolio transactions across multiple Funds and accounts. The following information concerning the portfolio managers and the person overseeing the index Funds is in addition to that provided in the Prospectus under the heading, “Portfolio Managers”. The Allocation Funds are not specified because they are simply groupings of other select Investment Company Funds.

The section under each person’s name entitled “Ownership of Securities” (and the column of the chart entitled “Dollar Range of Securities in the Fund”) sets forth a range within which the person’s investments in the Investment Company Funds fall. The access persons of the Adviser are subject to restrictions contained in the Code of Ethics adopted by the Adviser in accordance with Rule 204A-1 under the Investment Advisers Act of 1940, which addresses conflicts of interest between access persons and a Fund. Trades are allocated pro rata among clients. The information is presented in tabular format followed by more detailed explanatory text.

Name	Title	Registered Investment Companies [Assets as of /07]	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Securities in the Fund

Stephen Rich	Executive Vice President Portfolio Manager	All America Fund -Small Cap Value portfolio [$ million]; Small Cap Value Fund [$ million]; Mid Cap Value Fund [$ million]	0

Mutual of America Institutional Funds (“MOAIF”) All America Fund

•  Small Cap Value [$    million]

•  MOAIF Aggressive Equity Fund Small Cap Value portfolio [$    million] Mutual of America General Account [$    million]

					Mid-Cap Value Fund [$1-10,000] Small Cap Value Fund [$10,001-50,000]

Marguerite Wagner	Executive Vice President Portfolio Manager	All America Fund Small Cap Growth portfolio [$ million]; Small Cap Growth Fund [$ million]	0

MOAIF Aggressive Equity Fund Small Cap Growth portfolio [$    million]; MOAIF All America Fund Small Cap Growth portfolio [$    million] and Mutual of America general account Mid-Cap Growth portfolio [$    million] Foxcroft School [$    million]

					Small Cap Growth Fund [$1-10,000]; Mid-Cap Equity Index [$1-10,000] Bond Fund [$1-$10,000]

Name	Title	Registered Investment Companies [Assets as of /07]	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Securities in the Fund
Andrew Heiskell	Executive Vice President Director of Fixed Income	Bond Fund [$ million]; Mid-Term Bond Fund [$ million]; Composite Fund Fixed Income Portfolio [$ million]	0

MOAIF

•  Bond Fund [$    million]

•  National Girl Scout Council Retirement Plan [$    million]

•  United Way Southeastern Michigan Pension Plan [$    million]

•  American Cancer Society Pension [$    million]

•  St. Augustine Diocese Priests Plan [$    million]

•  St. Augustine Diocese Laity Plan [$    million] Foxcroft School [$    million]

•  Mutual of America General Account [$    Billion]

					Equity Index Fund [$100,001-500,000]

Gary Wetterau	Executive Vice President Portfolio Manager	Bond Fund MBS Portfolio [$ million]; Mid-Term Bond Fund [$ million]; Composite Fund Fixed Income [$ million]	0

MOAIF

•  Bond Fund [$    million]

•  National Girl Scout Council Retirement Plan [$    million]

•  United Way Southeastern Michigan Pension Plan [$    million]

•  American Cancer Society Pension [$    million]

•  St. Augustine Diocese Priests Plan [$    million]

•  St. Augustine Diocese Laity Plan [$    million]

•  Mutual of America General Account [$    Billion] Foxcroft School [$    million]

					Bond Fund [$10,001-50,000] Mid-Term Bond Fund [$10,001-50,000 Equity Index Fund [$50,001-100,000]

Thomas J. Dillman	Executive Vice President Director of Research	All America Fund Large Cap [$ million] portfolio; Composite Fund Large Cap Core [$ million]	0	MOAIF All America Fund Large Cap portfolio [$ million] Diocese of St. Augustine Priests Plan Large Cap Core portfolio [$ million] Diocese of St. Augustine Laity Plan [$ million]	Bond Fund [$10,001-$50,000]

Eleanor Innes	Second Vice President	Oversees: Equity Index Fund [$ million] Mid Cap Index Fund [$ million] All America Index Portfolio [$ million]	0	MOAIF • Equity Index Fund [$ million] • Mid Cap Equity Index [$ million] • All America Index [$ million] • Mutual of America General Account Index Portfolio [$ million]	Mid-Cap Equity Index Fund [$50,001-$100,000]

Paul Travers	Senior Vice President	Target Retirement Funds	0		All America Fund [$10,001-50,000]; Mid-Cap Equity Index Fund [$1-10,000]; Equity Index Fund [$10,001-50,000]; Small Cap Growth fund [$1-10,000]; Small Cap Value Fund [$1-10,000]; Bond Fund [$1-10,000]

Eleanor Innes — Second Vice President of the Adviser

• Length of Service:	7 years at Adviser 13 years investment experience

• Role:	Oversees the index portfolios

• Portfolios Managed:	None Oversees the Equity Index Fund ($ million), Mid Cap Index Fund ($ million), The All America Fund Index portfolio ($ million)

• Other Accounts

Mutual of America Institutional Funds (“IF”)
Index portfolio of the All America Fund ($    million)
IF Equity Index ($    million)
Mid Cap Equity Index ($    million)
Mutual of America General Account Index ($    million)

• Education:	Undergraduate - State University of New York at Binghamton

• Ownership of Securities:	(unless identified below there are no investments in the Funds) Mid Cap Equity Index Fund - $50,001-$100,000.

Andrew Heiskell — Executive Vice President, Director of Fixed Income

• Length of Service:	15 years at Adviser More than 32 years investment experience

• Role:	Sets fixed income investment strategy Manages and oversees the Fixed Income portfolios

• Portfolios Managed:	Bond Fund ($ million) Mid-Term Bond Fund ($ million)

• Other Accounts

Mutual of America Institutional Funds Bond Fund ($     million)
National Girl Scout Council Retirement Plan ($     million)
United Way Southeastern Michigan Pension Plan ($     million)
American Cancer Society Pension Plan ($     million)
Diocese of St. Augustine Priests Plan ($     million)
Diocese of St. Augustine Laity Plan ($     million)
Mutual of America General Account ($     billion)

• Education:	Undergraduate - University of Tennessee J.D. - Georgia School of Law

• Ownership of Securities:	(unless identified below there is no investment in the Funds) Equity Index Fund - $100,001 - $500,000

Stephen Rich — Executive Vice President of the Adviser

• Length of Service:	3 years at Adviser 16 years investment experience

• Role:	Portfolio Manager for the Small Cap Value portfolio of the All America Fund; Portfolio Manager for the Small Cap Value Fund and Mid Cap Value Fund

• Portfolios Managed:	All America Fund Small Cap Value portfolio ($ million); Small Cap Value Fund ($ million); Mid Cap Value Fund ($ million)

• Other Accounts

Mutual of America Institutional Funds (“IF”) Small Cap Value portfolio of Aggressive Equity Fund ($    million)—

IF All America Fund Small Cap Value portfolio ($    million)

Mutual of America General Account [Mid Cap Value portfolio [$    million]

• Education:	Undergraduate - Princeton University M.B.A. - New York University

• Ownership of Securities:	(unless identified below, there are no investments in the Funds) Equity Index Fund - $1 - $10,000 All America Fund - $10,001 - $50,000

Gary Wetterau — Executive Vice President of the Adviser

• Length of Service:	11 years at Adviser 17 years investment experience

• Role:	Manager of Mortgage Backed portfolio of Fixed Income Funds

• Portfolios Managed:	Mortgage Backed portfolio of Bond Fund ($ million) Mortgage Backed portfolio of Mid-Term Bond Fund ($ million) Composite Fund Fixed Income portfolio [$ million]

• Other Accounts

IF Bond Fund ($    million)
National Girl Scout Council Retirement Plan ($    million)
United Way Southeastern Michigan Pension Plan ($    million)
American Cancer Society Pension Plan ($    million)
Diocese of St. Augustine Priests Plan ($    million)

Diocese of St. Augustine Laity Plan ($    million)

Mutual of America General Account ($5     billion)

• Education:	Undergraduate - U.S. Air Force Academy M.B.A. - University of Arizona

• Ownership of Securities:	(unless identified below, there are no investments in the Funds) Bond Fund - $10,001 - $50,000 Mid-Term Bond Fund - $10,001 - $50,000 Equity Index Fund - $50,001 - $100,000

Thomas J. Dillman

• Length of Service:	3.5 years at Adviser 26 years investment experience

• Role:	Director of Research

• Portfolios Managed:	Large Cap portfolio of All America Fund ($ million) Large Cap Core portfolio of Composite Fund ($ million)

• Other Accounts	IF All America Fund -Large Cap portfolio ($ million) Large Cap Core portfolio of Diocese of St. Augustine Priests Plan ($ million) Diocese of St. Augustine Laity Plan ($ million)

• Education:	Undergraduate: Lehigh University; Ms. Ed. Lehigh University; MBA University of Pennsylvania (Wharton School)

• Ownership of Securities:	Bond Fund - $10,001 - $50,000

Marguerite Wagner — Executive Vice President of the Adviser

• Length of Service:	Approximately 2 years with Adviser. 22 Years of investment management experience.

• Role:	Portfolio Manager for Small Cap Growth portfolio of the All America Fund;. Portfolio Manager for Small Cap Growth Fund

• Portfolios Managed:	Small Cap Growth portfolio of All America Fund ($ million) Small Cap Growth Fund ($ million)

• Other Accounts

IF Small Cap Growth portfolio of Aggressive equity Fund ($    million);
- Small Cap Growth portfolio of All America Fund ($    million)
Foxcroft School ($    million); Mid Cap Growth portfolio of the Mutual of America General Account ($    million)

• Education:	Undergraduate, Pennsylvania State University; MBS, New York University (Stern School of Business)

• Ownership of Securities:	Small Cap Growth Fund [$1 - 10,000]; Mid-Cap Equity Index [$1 - 10,000] Bond Fund [$1 - $10,000].

Paul Travers — Senior Vice President of the Adviser

Length of Service	Approximately 22 years with Adviser
Over 20 years of experience in the investment management field

Role	Responsible for rebalancing and reallocation of the investments of the Target Retirement Funds

Portfolios Managed	Target Retirement Funds

Other Accounts

Education	Undergraduate, Iona College, BS
New York University, MBA

Ownership of Securities	All America Fund [$10,001-50,000]; Mid-Cap Equity Index Fund [$1-10,000]; Equity Index Fund [$10,001-50,000]; Small Cap Growth fund [$1-10,000]; Small Cap Value Fund [$1-10,000]; Bond Fund [$1-10,000]

Joseph R. Gaffoglio—Senior Vice President of the Adviser

Length of Service	Approximately 2 years with the Adviser
Over 13 years of investment experience

Role	Responsible for managing the investments of the International Fund

Portfolios Managed	International Fund

Other Accounts	None

Education	Undergraduate, Fordham University
New York University, MBA

Ownership of Securities	Bond Fund [$1-10,000], Mid Cap Equity Index Fund [$1-10,000],
Mid Cap Index Fund [$1-10,000], Small Cap
Growth Fund [$1-10,000], Small Cap Value Fund [$1-10,000]

Subadvisory Fees. There were no Subadvisory fees paid during 2006.  Prior to July 29, 2005, the Adviser paid a Subadviser for advisory services it provided to the All-America Fund at the annual rate of .30% of net assets, calculated as a daily charge.

Fees Paid by Adviser to Subadviser
For Past Three Years

Subadviser	2006	2005	2004
Oak Associates, Ltd.	$0	$72,245	$137,031
Total	$0	$72,245	$137,031

Codes of Ethics. The Investment Company, the Adviser, and Mutual of America have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Persons subject to these codes (generally, persons with access to information about the investment programs of the Funds) may not purchase securities in which the Investment Company’s Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur within certain black-out periods imposed under the codes. The Investment Company has also adopted a code of ethics applicable to its chief executive officer and principal financial and accounting officers as disclosed in its shareholder reports. The Adviser has adopted a code of ethics that meets the requirements of Rule 204A-1 under the Investment Advisers Act of 1940.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Brokers and Dealers

The Adviser is responsible for decisions to buy and sell securities for the Funds of the Investment Company for which it provides services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

•  The Adviser selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

•  The Adviser may select broker-dealers that provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

•  When purchasing or selling securities trading on the over-the-counter market, the Adviser will generally execute the transaction with a broker engaged in making a market for such securities.

•  The Adviser may place certain orders with their affiliates, subject to the requirements of the 1940 Act.

•  No transactions may be effected by a Fund with an affiliate of the Adviser acting as principal for its own account.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

The Adviser will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser uses these services in connection with all investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser in providing investment advice to the Investment Company. To the extent that the

Adviser uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser . When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

The Investment Company paid aggregate brokerage commissions of $             in 2006, $1,730,679 in 2005, and $3,818,641 in 2004.

Commissions to Affiliated Brokers

For the years 2004, 2005 and 2006 no commissions were paid to affiliated brokers.

Portfolio Turnover

The Adviser does not consider portfolio turnover rate to be a limiting factor when the Adviser deems it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures its holdings. The Insurance Companies’ Separate Accounts do not pay taxes on the dividends and other distributions they receive from the Funds. As a consequence, the Adviser does not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

The Equity Index Fund and the Mid-Cap Equity Index Fund each attempt to duplicate the investment results of an S&P Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.

The Composite Fund’s portfolio turnover rate for the year ended December 31, 2006 was approximately 27%, as compared wth 94% for the year ended December 31, 2005. The higher turnover rate in 2005 was due to the transition of a new portfolio manager during that year.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Net Asset Value

A Separate Account purchases or redeems shares of a Fund at net asset value. A Fund’s net asset value is equal to:

•  the sum of the value of the securities the Fund holds,

•  plus any cash or other assets, including interest and dividends accrued, and

•  minus all liabilities, including accrued expenses.

The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day the Exchange is open for trading (a Valuation Day). A Valuation Period for calculation of a Fund’s net asset value per share is the period after the close of a Valuation Day and ending at the close of the next Valuation Day. The Investment Company determines the net asset value for a Valuation Period by multiplying a Fund’s net asset value per share as of the preceding Valuation Period by that Fund’s Change Factor (described below) for the current Valuation Period.

The Change Factor for a Fund for any Valuation Period is determined as:

(a)  the ratio of (i) the net asset value of the Fund at the end of the current Valuation Period, before any amounts are allocated to or withdrawn from the Fund for that Valuation Period, to (ii) the net asset value of the Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b)  1.00000 plus the component of the annual rate of the Adviser’s fee against a Fund’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

Pricing of Securities Held by the Funds

In determining a Fund’s net asset value, the Adviser must value the securities and other assets the Fund owns.

1)  If market quotations are readily available for an investment, the Adviser uses market value as follows:

•  An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

•  For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price available, or if no sale, at the latest available bid price.

•  Debt securities will be valued at a composite fair market value, “evaluated bid,” which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company’s Board of Directors.

2)  If there are any portfolio securities or assets for which market quotations are not readily available, or for other reasons set forth in the Prospectus, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company. See “Pricing of Fund Shares” in the Prospectus.

3)  If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

•  A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

•  The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

•  Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

4)  For stock options and futures contracts, these valuations apply:

•  Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

•  When a Fund writes a call option, the amount of the premium is included in the Fund’s assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.

•  If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

•  If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

•  A premium a Fund pays on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

•  Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.

Frequent Transfers

The Prospectus discloses the Investment Company’s policy on frequent transfers.

The Investment Company has no arrangements with any person or entities to permit frequent transfers and no such arrangements are permitted.

TAXATION OF THE INVESTMENT COMPANY

Taxes on Funds’ Investment Earnings and Income

The Investment Company has in the past elected the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code, and it intends to continue to qualify under Subchapter M. The Investment Company will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company.

If the Investment Company were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on the Funds’ ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.

Section 4982 of the Code imposes an excise tax of 4% on a regulated investment company that does not make a “required distribution” to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year, plus certain undistributed income from previous years. Each Fund intends to make the “required distributions” and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency, which would reduce the investment performance of the Funds.

Income Dividends and Capital Gains Distributions

Funds of the Investment Company declare dividend and other distributions at least annually. The dividends and distributions are 100% reinvested in additional full and fractional shares of the Fund to which they relate, both for net investment income and net realized short- or long-term capital gains. For each Fund, the Investment Company intends to distribute all net realized long- or short-term capital gains, if any, and net investment income to the shareholders of the Fund.

The tax treatment of the Insurance Companies and the Separate Accounts and the tax implications of an investment in any Contract are described in the prospectus or brochure for the Contract.

DISTRIBUTION ARRANGEMENTS

The Investment Company sells shares of its Funds on a continuous basis, and it sells only to the Separate Accounts of the Insurance Companies. The shares are sold at their respective net asset values, without the imposition of a sales charge. The Investment Company has entered into a Distribution Agreement with Mutual of America, as principal underwriter, for the distribution of the Funds’ shares. Mutual of America is a registered broker-dealer with the National Association of Securities Dealers, Inc. The registered representatives of Mutual of America are salaried employees and are eligible to receive a yearly cash incentive payment based on part on aggregate sales by all representatives in the representative’s office compared to sales targets established for the office in that year. Representatives and certain staff from the top five regional offices will receive a trip to a conference site in the United States or its territories to attend a sales meeting.

YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Yield of the Money Market Fund. The Money Market Fund calculates a seven-day “current yield” (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account’s value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund’s investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

The following is an example of the calculation of the Money Market Fund’s yield of       % for the seven-day period ended December 31, 2006 (excluding Christmas Day). Yields may fluctuate substantially from the example shown.

1. Value for December 24, 2006          $

2. Value for December 31, 2006 (exclusive of capital changes and any non-investment income)           $

3. Net change equals Line 1 subtracted from Line 2       $

4. Base period return equals Line 3 divided by Line 1                   $

5. Current yield equals Line 4 annualized (multiplied by 365/7)

The Money Market Fund calculates effective yield by following steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

Effective Yield = [(Base Period Return + 1) 365/7] -1

Calculation of Total Return and Average Annual Total Return. Total Return reflects changes in the price of a Fund’s shares and assumes that any dividends or capital gain distributions are reinvested in that Fund’s shares immediately rather than paid to the investor in cash.

Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

T = (ERV/P)1/n -1

Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Yield of the Bond Funds. Yield of the shares of the Bond Funds will be computed by annualizing net investment income, as determined by the Commission’s formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Any statements of a Fund’s performance will also disclose the performance of the respective separate account issuing the Contracts.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (“Lipper”), or by similar services that monitor the performance of mutual funds as having the same or similar investment objectives. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis or compiled by similar services that monitor performance.

Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include Barron’s, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert’s Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger’s Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue’s Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Adviser or any of the Subadvisers derived from such indices or averages.

Comparative Indices for the Funds

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds’ performances compared to their indices.

It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

Equity Index Fund and All America Fund: Performance of each of these Funds is compared to the Standard & Poor’s 500® Composite Index (the S&P 500® Index).

The S&P 500® Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500® Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

Mid Cap Value Fund: Performance is compared to the Russell Midcap® Value Index.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Mid-Cap Equity Index Fund: Performance is compared to the Standard & Poor’s MidCap 400® Index (the S&P MidCap 400® Index).

The S&P MidCap 400® Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations. Almost 70% of the stocks are listed on the New York Stock Exchange and approximately 30% are traded on the Nasdaq National Market (over-the-counter).

Small Cap Value Fund: Performance is compared to the Russell 2000® Value Index.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Small Cap Growth Fund: Performance is compared to the Russell 2000® Growth Index.

The Russell 2000® Growth Index contains those Russell 2000® securities with higher price-to-book ratios and higher price-earnings ratios. Securities in this index have a greater than average growth orientation.

Composite Fund: Performance is compared to the S&P 500® Index, the Lehman Aggregate Bond Index and the 90-day Treasury bill rate. (See “Equity Index Fund and All America Fund” above and “Bond Fund” below).

These three indices represent the three asset allocation categories in which the Composite Fund invests.

International Fund:  Performance will be compared to the EAFE Index. The EAFE Index is the Morgan Stanley Europe, Australia and the Far East Index, an unmanaged, market-value-weighted index designed to measure the overall condition of the overseas equities markets.

Bond Fund: Performance is compared to the Lehman Brothers Aggregate Bond Index (the Lehman Aggregate Index).

The Lehman Aggregate Index represents U.S, fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the index must have at least one year to final maturity regardless of call features, at least $150 million par amount outstanding and a rating of “Baa” or higher (investment grade) by a nationally recognized statistical rating agency.

Mid-Term Bond Fund: Performance is compared to the Citigroup Government/Corporate 3-7 Year Bond Index.

The Citigroup Government/Corporate 3-7 Year Bond Index is comprised of the portion of the Citigroup Broad Investment-Grade Bond Index (BIG Index) with the maturity indicated. The BIG Index includes Treasury, Agency, mortgage and corporate securities. It is market-capitalization weighted and includes all fixed-rate bonds with a maturity of one year or longer.

Target Retirement Funds:  Performance will be compared to the benchmark indices (the S&P 500®, the Lehman Brothers Aggregate Bond Index, and, for Funds that have significant investments in commercial paper, money market instruments and other short term commercial paper, the 90-day Treasury Bill Rate) that correspond with the Funds’ investments in various IC Funds at any given time.  The relative proportions of assets within each Target Retirement Fund that are invested in the various IC Funds will change as the each Fund’s investments are periodically reallocated, which in turn will change the proportion of each acquired Fund’s benchmark index included in the Target Retirement Fund’s overall mix of indices.

Conservative Allocation Fund: Performance is compared to the S&P 500® Index and Lehman Aggregate Bond Index.

Moderate Allocation Fund: Performance is compared to the S&P 500® Index and Lehman Aggregate Bond Index.

Aggressive Allocation Fund: Performance is compared to the S&P 500® Index and Lehman Aggregate Bond Index.

See “Equity Index Fund and All America Fund” and “Bond Fund” above for a description of the S&P 500® Index and Lehman Aggregate Bond Index, which represent the asset classes in which the Allocation Funds invest.

DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody’s Investors Services, Inc.:

Aaa	—

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	—

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	—

Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	—	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	—	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor’s Corporation:

AAA	—	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is very strong.

AA	—	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A	—

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB B CCC C	—

Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C	—	The rating C is reserved for income bonds on which no interest is being paid.

D	—	Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “BB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Investment Company for the year ended December 31, 2006 have been incorporated by reference in the Statement of Additional Information in reliance upon the reports of KPMG LLP, 345 Park Avenue, New York, NY 10154, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.

CUSTODIAN

The Custodian of the securities and other assets held by the Investment Company’s Funds is JPMorgan Chase Bank, 1285 Avenue of the Americas, New York, New York 10019.

USE OF STANDARD & POOR’S INDICES

The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund (together, the Indexed Portfolios) are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Indexed Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Indexed Portfolios particularly or the ability of the S&P 500® Index or the S&P MidCap 400® Index to track general stock market performance. S&P’s only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index and the S&P MidCap 400® Index which is determined, composed and calculated by S&P without regard to the Indexed Portfolios. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® index or the S&P MidCap 400® Index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the Indexed Portfolios, owners of the Indexed Portfolios, or any other person or entity from the use of the S&P 500® index, the S&P MidCap 400® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index, the S&P MidCap 400® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

PROXY VOTING POLICIES AND PROCEDURES

On November 3, 2003 the Board of Directors of the Investment Company adopted Proxy Voting Policies & Procedures (“Proxy Policy”). A copy of the Proxy Policy is attached hereto as APPENDIX “A”. A copy of the Proxy Policy and information regarding how the Investment Company voted its proxies relative to portfolio securities during the most recent 12 month period ended June 30 can be obtained free of charge by calling 1-800-914-8716. The Investment Company’s Proxy Voting Record for the shares it owns, which includes how the Investment Company voted its proxies during the most recent 12 month period ended June 30, can be obtained from the Securities and Exchange Commission’s website at www.sec.gov, by viewing our Form N-PX on the EDGAR system.

Appendix A

Proxy Voting Policy and Procedures

Mutual of America Investment Corporation

Attached is the Proxy Voting Policy and Procedures adopted by the Board of Directors of Mutual of America Investment Corporation at its regular Board meeting held on November 6, 2003.

MEMORANDUM	MUTUAL OF AMERICA CAPITAL MANAGEMENT

To:	Mutual of America Investment Corporation
Mutual of America Institutional Funds, Inc.

From:	Mutual of America Capital Management Corporation

Date:	October 1, 2003

Re:	Policy Statement and Procedures Regarding
Proxy Voting (“Proxy Voting Policy”)

We understand that, in connection with your obligation to comply with Rule 30b1-4 under the Investment Company Act of 1940 (“1940 Act”) and the 1940 Act forms modified in conjunction therewith, you wish this Company as your adviser to: (i) permit you to adopt its Proxy Voting Policy, (ii) prepare and timely File Form N PX for each year commencing with the 12 months ended June 30, 2004, (iii) respond to shareholder requests in accordance with all requirements of Law and Regulation for a description of the Proxy Voting Policy, and for The Proxy Voting Record (which may be available by a toll free or collect phone line or on the fund website if there is one and on the S.E.C. website), and (iv) maintain, or cause to be maintained, all proxy voting records as required by Law and Regulation.

We further understand that, in the event of a conflict among or between the interests of the adviser, the funds, the shareholders, the principal underwriter or any affiliated persons thereof, we will promptly notify the fund and shareholders affected and we will not cast a vote absent a written consent from the affected fund or shareholders. The sole exception to the requirement of a written consent from the fund and affected shareholders when there is such a conflict is the case where the matter which is being voted upon falls within the Standing Proxy Vote policy set forth in paragraph 5 of the Proxy Voting Policy, and Routine Issues as described in paragraph 4 of the attached Proxy Voting policy. Routine Issues fall within standard categories developed by a disinterested third party proxy service retained by the adviser. In such case, the vote will be cast in the predetermined manner.

You may consider this document as an amendment to the Proxy Voting Policy for purposes of our providing proxy voting services to your fund and shareholders, and for purposes of adopting the Proxy Voting Policy on behalf of your funds. If there are any changes to the Proxy Voting Policy you will be notified, and no such changes shall affect you unless you agree to same.

Mutual of America Capital Management Corporation.

By:

/s/ Richard Ciecka
President

att.

MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION
POLICY STATEMENT AND PROCEDURES
REGARDING PROXY VOTING

Adopted on, July 31, 2003

Policy Statement

It is the policy of Mutual of America Capital Management Corporation (the “Corporation”), with respect to assets under its management where it has voting authority:

1.  To vote all proxies in the best interests of its clients and in accordance with applicable investment policies, restrictions and limitations, to vote all proxies so as to maximize the economic value of the shares held by such clients.

2.  To vote all proxies in accordance with the duly adopted voting policies of such clients where such policies are applicable.

3.  To comply with the Procedures set forth below.

4.  To provide disclosure to clients of the within policies and procedures, to disclose how clients may obtain information on how their proxies were voted, and to maintain or cause to be maintained all records of such proxy voting as are, and for the periods, required by law.

Procedures

1.  Proxies will be voted based upon and consistent with criteria established herein as same may be amended in writing by the Proxy Committee from time to time and the voting standards attached hereto (“Voting Standards”). Only a Senior Vice President or higher ranking officer shall be authorized to execute proxies except that a service provider may be engaged to process and execute proxies pursuant to and subject to these procedures.

2.  A Proxy Committee consisting of the President and one or more individuals (not to exceed five) designated by the President of the Corporation shall comprise the Committee. The Committee shall act by majority vote, but in the case of a tie vote the side receiving the vote of the President shall prevail. In the case of a Committee of two or less persons, one member shall be a quorum. In the case of the Committee consisting of three or four persons, two shall constitute a quorum, and for a Committee of five persons, three shall constitute a quorum.

3.  Records of all proxy votes will be maintained as follows:

A.  A brief description of the proxy proposal for each company in the portfolio.

B.  The vote cast on each proposal.

C.  Each account and its holdings shall be reflected as of (or as close as possible to) the record date.

D.  A record of any calls or other contacts made regarding a vote.

E.  A record of the reason for each vote, including, whether the proxy was voted according to a specific guideline.

F.  Notification that a proxy has not been received.

G.  Verification that the shares listed on the proxy match the Corporation’s records.

H.  The name and title of the individual voting the proxy.

I.  A record of any Proxy Committee actions.

Unless the Company shall have obtained a written agreement from an experienced and qualified third party to provide proxy voting and records services in compliance with all applicable laws and regulations, records of a current proxy season will be retained in the Corporation’s offices until the end of the second year after the expiration of the proxy season in which the votes were made and will be retained in a readily accessible location for a period of not less than an additional three years. Proxy statements received on behalf of stock for which the Company is authorized to vote proxies may be maintained on the EDGAR system if management chooses to do so.

4.  The Voting Standards which are attached hereto and incorporated herein by reference, identify proxy issues or proposals considered: (i) as not materially impacting the economic value of the stocks to which they relate (“Routine Issues”) which generally, will be voted in favor of the position supported by management of the company whose stock is being voted; (ii) as materially impacting the economic value of the stock to which they relate (“Non-Routine Issues”), such as votes with respect to preemptive rights, “poison pill” proposals, mergers, spin-offs and takeovers, recapitalizations, restructurings, changes in corporate governance, adoption or amendment of compensation plans (including without limitation stock options) and other Standing Proxy Votes described below and (iii) as being issues of Corporate social responsibility or social and environmental issues in general.

5.  The current Standing Proxy Vote Policy of the Company shall be to vote against anti-takeover proposals, proposals that will weaken Board oversight or corporate governance procedures, and proposals designed to entrench current management. These proposals are generally inherently adverse to the economic value of the stocks to which they relate. The Standing Proxy Vote Policy described above may be determined to be inappropriate in a particular case and action which does not comport with the Standing Proxy Vote Policy may be taken, if authorized in accordance with the following paragraph.

6.  Any decisions not to vote proxies in accordance with the Voting Standards, including Routine or Non-Routine Issues, shall be submitted to the Proxy Committee for consideration of the appropriate action to take. The Proxy Committee may require a discussion with or report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

7.  If a Non-Routine Issue falls into a category for which there is no Voting Standard, the Proxy Committee shall be consulted. The Proxy Committee may require a discussion with or a report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

8.  Should a vote in accordance with the Voting Standards appear likely to produce a result inconsistent with a stated policy or limitation, or restriction established for any client’s account, the President or Executive Vice President and Assistant to the President and CEO shall be notified in order to determine the appropriate action. Such action shall be presented to the Proxy Committee for ratification prior to the vote in question. The Proxy Committee can act without a meeting by consent of a majority of its members. Any action taken in such situations shall be governed by prudence and must be compatible with applicable law. Such action shall be memorialized in writing setting forth the nature of the conflict, the reasons for the action taken and the date such action was authorized.

9.  The Proxy Voting Policies of unaffiliated management companies require voting on a pass-through basis, and votes of proxies received from such unaffiliated managers will be handled in accordance with this document and the Voting Standards. Upon request of clients who have assets under management by such unaffiliated managers, the Corporation will obtain and furnish to them proxy voting records of such unaffiliated managers.

10.  No officer or employee of the Corporation shall act with respect to proxy votes in any instance in which a conflict of interest exists for that person in applying the Corporation’s Voting Standards or fiduciary responsibilities under ERISA or other applicable laws. Any conflict of interest or questions concerning whether a conflict of interest exists, shall immediately be reported to the President. Further, in cases where there exists a material conflict of interest between the Corporation and its interests, and the economic interests of the Corporation’s client owning the shares being voted, the Corporation shall strictly adhere to the Voting Standards, but where such conflict exists and the Proxy Committee is required to decide upon action as provided above, no such action shall be taken absent full disclosure to the affected client of the conflict and only if consent has been received from the client. In assessing the existence of a conflict and the suggested manner of casting a vote in a conflict situation, the recommendations of independent third parties qualified to make recommendations on proxy voting may be sought and communicated to affected clients.

Further, it is the policy of the Corporation not to join any group for the purpose of waging a proxy contest or to trade in the securities of any corporation with the intent to effect any change in control of a corporation. Any solicitation from any person to vote proxies in any accounts shall be promptly reported to the General Counsel and Proxy Committee except for requests merely that the proxies be voted in order to achieve a quorum.

No employee of the Corporation may discuss the Corporation’s proxy votes with any person not employed by the Corporation or its client or in any way indicate how the Corporation will vote on any issue prior to the vote being cast, nor may any employee of the Corporation disclose how the Corporation has voted except as required by law or pursuant to an agreement with a proxy service provider. All information concerning the Corporation’s proxy voting record shall be disclosed and furnished to clients in the manner required to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940.

11.  The Corporation shall comply in all respects and in a timely manner with Rule 206(4)-6 under the Investment Advisers Act of 1940, including the timely voting of proxies, the timely provision to clients of a description of the Corporation’s proxy voting policies and procedures, provision of a copy of such policies and procedures to clients upon request, disclosure to clients of how to obtain information on how their securities were voted and the implementation of record keeping procedures in full compliance with Rule 204-2, retaining in the manner chosen by the Corporation (which manner shall be as permitted by Rule 204-2) for the required time periods proxy voting policies and procedures, proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Company which were material in making a decision on how to vote or which memorialized basis for a decision for a vote.

The Corporation adopts the following procedures to ensure compliance with the Proxy Voting Policy Statement and Procedures:

A.  The President shall appoint a Compliance Officer to ensure that the Corporation is at all times in full and complete compliance with all applicable laws and regulations.

B.  The Proxy Committee shall meet at least semiannually to review the voting record of all proxies, the conformity of proxy voting actions with the requirements set forth herein, and to review the actions of any and all third party service providers.

C.  The Proxy Committee shall review the within policy statement and procedures on an annual basis and more frequently when warranted, and shall adopt written changes and amendments hereto as necessary.

D.  The Proxy Committee shall review Corporation’s compliance with the Rules promulgated by the S.E.C., including the semiannual reports on the availability of proxy voting records to its clients, and the disclosure of this document to clients.

E.  To the extent it is prudent and in compliance with Rule 206(4)-6 under the Investment Adviser’s Act of 1940, the Company may retain reputable and qualified third-party service providers to implement the foregoing policies and procedures.

F.  It is specifically understood that the Company’s clients may adopt the within Policy Statement and Procedures, as same may be amended or restated from time to time.

I hereby verify that the foregoing document has been duly adopted as the proxy voting policies and procedures of the Corporation, along with the attached Proxy Voting Standards, which replace all previously adopted statements and procedures regarding proxy voting and Voting Standards.

MUTUAL OF AMERICA
CAPITAL MANAGEMENT CORPORATION

By:

/s/ Richard Ciecka
President
Dated: July 31, 2003

Proxy Voting
Standards

Routine Issues

Proxy proposals relating to:

•  uncontested election of directors

•  approval of auditors which have been selected on the auditing committee of the company whose shares are being voted

•  fixing number of directors

•  corporate name change

•  change in time and place of meeting

•  adjournment of meeting

•  other business (providing the topic does not fall within another category, below)

•  employee stock purchase plans

•  increase in authorized shares of stock (except private placements)

•  reverse stock splits

•  standard corporate governance provisions which do not reduce oversight or accountability of management (declassifying board, supermajority votes, etc.)

•  compensation plans which are within parameters viewed as customary for the type of company and level of employees, and which do not work to the economic detriment of the corporation’s clients.

shall be considered Routine Issues and voted in accordance with the written voting recommendations provided by Institutional Shareholder Services, the corporation’s proxy voting service provider. All other issues shall be considered Non-Routine Issues and shall be submitted to a member of the Proxy Committee.

The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: director independence; long-term corporate performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings (past two years); nominee’s investment in the company, whether a retired CEO sits on the board; and whether the chairman is also serving as CEO; nominee’s resume and experience, nominee’s business philosophy and nominee’s reputation as a capable, ethical businessman/worker.

In cases of significant votes and when information is readily available, also review: corporate governance provisions and takeover activity; board decisions regarding executive pay; director compensation; number of other board seats held by nominee; and interlocking directorships.

Chairman and CEO are the Same Person

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Majority of Independent Directors

Vote for shareholder proposals requesting that the board be comprised of a majority of independent directors.

Vote for shareholder proposals requesting that the board audit compensation and/or nominating committees include independent directors exclusively.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) if only the director’s legal expenses would be covered under the existing corporate charter, by-laws or preexisting resolutions of the board.

Charitable Contributions

Vote against shareholder proposals regarding the making or increasing of charitable contributions.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors in addition to those set forth above for uncontested elections: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering that will positively impact shareholders as well as the likelihood that the proposed objectives and goals can be met; independence; makeup of Board; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.

Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent: or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position or the independent auditor has been authorized to perform a disproportionately large amount of non-audit services by the company’s board and/or audit committee.

Vote for audit firm rotation unless the rotation period is so short as to become burdensome, generally less than every five years.

Vote against proposals that increase fees for non-audit services, or maintain those fees at an unreasonably high level (i.e., exceeding fees for audit services). Proposals calling, for a cap on audit fees to be reviewed on a case by case basis.

Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote for proposals to permit cumulative voting.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators; and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case by case basis shareholder proposals that seek preemptive rights in evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case by case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control-Will the transaction result in a change in control of the company? Debt Restructurings-Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

•  Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•  Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•  Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

•  Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash and stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Vote for plans calling for the expensing of stock options.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to Implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

40l(k) Employee Benefit Plans

Vote for proposals to implement a 401 (k) savings plan for employees.

State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

Social and Environmental Issues

Animal Testing

Voting against animal testing limitations as presently it is necessary for medical research in certain human life issues. Federal law requirements also mandate animal testing for certain medical purposes and could be a necessary part of doing business.

Charitable, Political and PAC Contributions

Voting against the disclosure if the information is already available.

Environmental Related Issues

Voting for proposals that ask for the endorsements of environmental concerns. The Ceres principle proposal is a broad statement of environmental policy that encourages companies to take a pro-active approach in managing their environmental affairs. Other proposals call for management to control the emissions of pollutants.

Drug Pricing

Voting against proposals that ask management to adopt a drug price restraint policy as these are considered a business issue. When these restraints could threaten research and development and therefore are generally not considered being in the best economic interests of the company.

Equal Employment

Voting against proposals that require the reporting on and releasing of governmentally required statistical information (EEO-1 forms). The government is responsible for overseeing and evaluation companies’ efforts based on the reports individual companies are required to submit.

Military Issues

Voting against proposals including issues that involve military contracting, reporting, and foreign weapon sales as these are subject to government control.

Northern Ireland

Reviewing on a case by case basis the particular circumstances a proposed issue has for given company.

South Africa

Voting against implementation of the South African Council of Churches Code of Business Conduct (SACC). The election of a democratic South Africa and the adoption of laws that protect and promote the interests of blacks obviates the need for the SACC Code. The government of South Africa is encouraging capital investment.

Tobacco Marketing

Reviewing on a case by case basis the particular circumstances a proposed issue has for a given company. The regulation of marketing practices are often the responsibility of national or local governments.

PART C

OTHER INFORMATION

Item 23.  Exhibits

1(a)	Articles of Incorporation of Mutual of America Investment Corporation (the “Investment Company”) (1)
1(b)	Articles of Amendment, dated September 22, 1986 (4)
1(c)	Articles Supplementary, dated July 25, 1988 (4)
1(d)	Articles Supplementary, dated February 16, 1993 (4)
1(e)	Articles Supplementary, dated October 4, 1993 (4)
1(f)	Articles Supplementary, dated April 5, 1994 (4)
1(g)	Articles Supplementary, dated April 13, 1995 (4)
1(h)	Articles Supplementary, dated September 16, 1997 (4)
1(i)	Articles Supplementary, dated April 6, 1999 (3)
1(j)	Articles Supplementary, dated February 11, 2003 (8)
1(k)	Articles Supplementary, dated April 17, 2003 (9)
1(l)	Articles Supplementary, dated February 24, 2004 (11)
1(m)	Articles Supplementary, dated March 25, 2005 (12)
1(n)	Articles Supplementary, dated December 13, 2005 (13)
1(o)	Articles Supplementary, dated April 12, 2006 (13)
1(p)	Articles Supplementary, dated August 28, 2006 (14)
1(q)	Articles Supplementary, dated September 1, 2006 (14)
2(a)	By-Laws of the Investment Company (4)
2(b)	Revision to Article II, Section 2.2 and Article III, Section 3.4 of the By-Laws (4)
2(c)	Revision to Article III, Section 3.8 of the By-Laws (4)
4(a)	Investment Advisory Agreement, between the Investment Company and Mutual of America Life Insurance Company (“Mutual of America”), as investment adviser (4)
4(b)	Assumption Agreement, between Mutual of America and Mutual of America Capital Management Corporation (the “Adviser”), as investment adviser (4)
4(c)	Supplement AA to Investment Advisory Agreement, between the Investment Company and the Adviser (4)
4(d)	Supplement AE to Investment Advisory Agreement, between the Investment Company and the Adviser (4)
4(e)	Supplement, dated May 1, 1999, to Investment Advisory Agreement, between the Investment Company and the Adviser, regarding the Mid-Cap Equity Index Fund (2)
4(f)	Supplement, dated May 1, 2003, to Investment Advisory Agreement, between the Investment Company and the Adviser, regarding the Allocation Funds (9)
4(g)	Subadvisory Agreement, between the Adviser and Oak Associates (4)
4(h)	Letter to Oak Associates dated June 22, 2005 (termination notice) (13)
4(i)	Letter Agreement signed by the Adviser and Oak Associates dated July 28, 2005 (setting date of termination) (13)
4(j)	Supplement dated as of May 1, 2006 to Investment Advisory Agreement (13)
4(k)	Supplement dated as of to Investment Advisory Agreement (15)
5	Distribution Agreement, between the Investment Company and Mutual of America, as Distributor (8)
7(a)	Custody Agreement, between the Investment Company and the Chase Manhattan Bank (4)
7(b)	Amendment No. 1 to the Custody Agreement, dated June 1, 2001 (8)

7(c)	Amendment No. 2 to the Custody Agreement, dated March 1, 2003 (8)
8(a)	Agreement to Limit Operating Expenses between the Investment Company and the Adviser (9)
8(b)	Amendment and Termination of Agreement to Limit Operating Expenses between the Investment Company and the Adviser (13)
9(a)	Consent and Opinion of General Counsel for Equity Index, All America, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond and Money Market Funds, as restated (4)
9(b)	Consent and Opinion of General Counsel for Mid-Cap Equity Index Fund shares (3)
9(c)	Consent and Opinion of General Counsel for shares of Allocation Funds (9)
10(a)	Independent Registered Public Accounting Firm’s Consent (15)
10(d)(i)	Power of Attorney of Mr. Altstadt (10)
10(d)(ii)	Power of Attorney of Mr. Flanagan (10)
10(d)(iii)	Power of Attorney of Mr. Mertz (10)
10(d)(iv)	Power of Attorney of Mr. Nolan (10)
10(d)(v)	Power of Attorney of Mr. McGuire (10)
10(d)(vi)	Power of Attorney of Mr. Greed (7)
10(d)(vii)	Power of Attorney of Mr. Waide (10)
16(a)	Code of Ethics of Mutual of America Investment Corporation (11)
16(b)	Code of Ethics of Mutual of America Capital Management Corporation (11)
16(c)	Code of Ethics of Mutual of America Life Insurance Company (11)
16(d)	Code of Ethics of Oak Associates, Ltd. (11)

(1)  Included in Post-Effective Amendment No. 11 filed with the Commission on April 28, 1995

(2)  Included in Post-Effective Amendment No. 15 filed with the Commission on February 12, 1999

(3)  Included in Post-Effective Amendment No. 16 filed with the Commission on April 15, 1999

(4)  Included in Post-Effective Amendment No. 17 filed with the Commission on June 4, 1999

(5)  Included in Post-Effective Amendment No. 18 filed with the Commission on March 2, 2000

(6)  Included in Post-Effective Amendment No. 20 filed with the Commission on April 19, 2001

(7)  Included in Post-Effective Amendment No. 21 filed with the Commission on April 22, 2002

(8)  Included in Post-Effective Amendment No. 22 filed with the Commission on February 14, 2003

(9)  Included in Post-Effective Amendment No. 23 filed with the Commission on April 25, 2003.

(10) Included in Post-Effective Amendment No. 24 filed with the Commission on April 30, 2004

(11) Included in Post-Effective Amendment No. 25 filed with the Commission on February 15, 2005.

(12) Included in Post-Effective Amendment No. 26 filed with the Commission on April 29, 2005.

(13) Included in Post-Effective Amendment No. 27 filed with the Commission on April 28, 2006.

(14) Included in this Post-Effective Amendment No. 29.

(15) Included in Post-Effective Amendment No.      to be filed with the Commission on April       , 2007.

All exhibits are filed under File No. 33-006486.

Item 24.  Persons Controlled By or Under Common Control with Registrant

The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company (Mutual of America). Mutual of America is a New York mutual life insurance company, and as such no person has the direct or indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken. Mutual of America’s ownership of its subsidiaries is as follows:

Mutual of America Life Insurance Company, a New York mutual insurance company, wholly owns

•  Mutual of America Holding Company, Inc., a Delaware corporation, and

•  Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns

•  Mutual of America Securities Corporation, a Delaware corporation, and

•  Mutual of America Capital Management Corporation (the Adviser), a Delaware corporation.

Mutual of America Life Insurance Company, through its separate accounts, owns substantially all of Registrant’s shares.

Mutual of America Life Insurance Company currently owns a significant portion, but less than 50%, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 25.  Indemnification

Articles of Incorporation of the Investment Company. The Articles of Incorporation of the Investment Company provide in substance that no director or officer of the Investment Company shall be liable to the Investment Company or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

By-Laws of the Investment Company. The By-Laws of the Investment Company provide for the indemnification of present and former officers and directors of the Investment Company against liability by reason of service to the Investment Company, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Investment Company may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Investment Company is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

Insurance. Coverage for officers and directors of the Adviser, Distributor and the Investment Company is provided under an Investment Management insurance policy issued by National Union Fire Insurance Company of Pittsburgh, Pennsylvania, with excess coverage by Chubb Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $15 million, with a $200,000 deductible per entity insured and a $1,000 deductible for individual insureds.

By-Laws of the Adviser. The By-Laws of Mutual of America Capital Management Corporation, the Investment Company’s Adviser, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the fund and the Adviser are indemnified by the Adviser for their services in connection with the Investment Company to the extent set forth in the By-Laws.

By-Laws of the Principal Underwriter. The By-Laws of Mutual of America Life Insurance Company, the principal underwriter for the Investment Company, provide for the indemnification by Mutual of America of present and former directors and officers of Mutual of America and of any organization for which service is rendered at the request of Mutual of America and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of Mutual of America and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. Thus, the officers and directors of Mutual of America are indemnified by Mutual of America for their services in connection with the Investment Company to the extent set forth in the By-Laws.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

Mutual of America Capital Management Corporation (the “Adviser”) is the investment adviser to the Investment Company, and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each Director and Officer of the Adviser is set forth below.

Name	Positions With Adviser	Principal Occupation During Past Two Years

Manfred Altstadt 320 Park Avenue NY, NY 10022	Director, Chairman of the Board and Chief Executive Officer	Senior Executive Vice President, Chief Financial Officer of Mutual of America Life Insurance Company

F. Harlan Batrus 30 Rockefeller Plaza NY, NY 10020	Director	Partner, Lazard Freres & Co.

Theresa A. Bischoff 500 First Avenue NY, NY 10016	Director	Chief Executive Officer, American Red Cross of Greater New York; prior thereto President, NYU Hospitals Center

Robert X. Chandler c/o 320 Park Avenue NY, NY 10022	Director	Retired; formerly Director, Development Office, Archdiocese of Boston

Nathaniel A. Davis 17680 Old Meadow Rd McLean, VA 22102	Director	Managing Director, Rannd Advisers; prior thereto Vice President, Network Engineering Operations, Nextel Communications

Christopher Quick Banc of America Specialist 14 Wall Street, 21st Floor New York, NY 10005	Director	Chief Executive Officer, Banc of America Specialist, Inc.

Maj. Gen. Robert Ivany, Ret. 2701 Mid Lane Street Houston, TX 77027	Director	President, University of St. Thomas; prior thereto Major General, U.S. Army Commandant, U.S. Army War College

James E. Quinn 757 Fifth Avenue NY, NY 10022	Director	President, Tiffany & Co.

Alfred E. Smith, IV 40 Wall Street NY, NY 10005	Director	Managing Director, Wagner Stott Bear Specialists LLC

Amir Lear 320 Park Avenue NY, NY 10022	President and Chief Operating Officer	President and Chief Operating Officer of the Adviser, and prior thereto, Executive Vice President and Chief Operating Officer of the Adviser

Name	Positions With Adviser	Principal Occupation During Past Two Years

Patrick A. Burns 320 Park Avenue NY, NY 10022	Senior Executive Vice President and General Counsel	Senior Executive Vice President and General Counsel of Mutual of America Life Insurance Company

Salvatore R. Curiale 320 Park Avenue NY, NY 10022	Senior Executive Vice President, Technical Operations	Senior Executive Vice President, Technical Operations, Mutual of America Life

Andrew L. Heiskell 320 Park Avenue NY, NY 10022	Executive Vice President and Director of Fixed Income	Executive Vice President of the Adviser

Thomas Dillman 320 Park Avenue NY, NY 10022	Executive Vice President	Executive Vice President of the Adviser

Stephen Rich 320 Park Avenue NY, NY 10022	Executive Vice President	Executive Vice President of the Adviser

Marguerite Wagner 320 Park Avenue NY, NY 10022	Executive Vice President	Executive Vice President of the Adviser since May , 2005; prior thereto Managing Director, Citigroup Asset Management

James P. Roth 320 Park Avenue NY, NY 10022	Senior Vice President and Chief Compliance Officer	Vice President and Associate General Counsel of Mutual of America Life Insurance Company

Thomas L. Martin 320 Park Avenue NY, NY 10022	Senior Vice President, Associate General Counsel and Secretary	Senior Vice President and Associate General Counsel of Mutual of America Life Insurance Company

Susan J. Ferber 320 Park Avenue NY, NY 10022	Senior Vice President	Senior Vice President of the Adviser

Joseph Gaffoglio 320 Park Avenue NY, NY 10022	Senior Vice President	Senior Vice President of the Adviser since August 22, 2005; prior thereto Associate Quantitative Analyst, Prudential Equity Group, L.L.C.

David W. Johnson 320 Park Avenue NY, NY 10022	Senior Vice President	Senior Vice President of the Adviser

Doreen M. Johns 320 Park Avenue NY, NY 10022	Senior Vice President	Senior Vice President of the Adviser since October 14, 2005; prior thereto, Director, Portfolio Manager, Citigroup Asset Management

Nancy McAvey 320 Park Avenue NY, NY 10022	Senior Vice President	Vice President of the Adviser

Beth A. Ripston 320 Park Avenue NY, NY 10022	Senior Vice President	Senior Vice President of the Adviser

Name	Positions With Adviser	Principal Occupation During Past Two Years

Paul Travers 320 Park Avenue NY, NY 10022	Senior Vice President	Senior Vice President of the Adviser

Gary P. Wetterau 320 Park Avenue NY, NY 10022	Executive Vice President	Executive Vice President of the Adviser, prior thereto, Senior Vice President of the Adviser

James P. Accurso 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser since September, 2006, prior thereto, Vice President, Credit Risk Management at Radian Asset Management

Duygu Akyatan 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser

Joseph Bartus 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser

Susan E. Greenleaf 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser

Thomas P. Kelly 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser

Alexander Kotlyar 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser since 2006, prior thereto, Chief Executive Officer, Zevulon Capital LLC

Susan Dalton 320 Park Avenue NY, NY 10022	Vice President, Marketing	Vice President of the Adviser

Patrick Sullivan 320 Park Avenue NY, NY 10022	Vice President, Marketing	Vice President of the Adviser

Theodore Baer 320 Park Avenue NY, NY 10022	Vice President, Marketing	Vice President of the Adviser

Kevin Frain 320 Park Avenue NY, NY 10022	Vice President, Equities Research	Vice President of the Adviser

John Polcari 320 Park Avenue NY, NY 10022	Vice President, Fixed Income Research	Vice President of the Adviser

Jacqueline Sabella 320 Park Avenue NY, NY 10022	Vice President, Fixed Income	Vice President of the Adviser, prior thereto Second Vice President of Adviser

Eleanor Innes 320 Park Avenue NY, NY 10022	Second Vice President, Equities Research	Second Vice President of Adviser

Isabel E. Macalintal 320 Park Avenue NY, NY 10022	Second Vice President, Equities Research	Second Vice President of the Adviser since May 25, 2006, prior thereto, Vice President, KBW Asset Management

Item 27.  Principal Underwriters

(a) Mutual of America Life Insurance Company, the principal underwriter of the Registrant, acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and Mutual of America Separate Account No. 3, and as principal underwriter of The American Separate Account No. 2 and The American Separate Account No. 3 of The American Life Insurance Company of New York, now known as Wilton Re.

(b) The name, business address and position of each senior officer and director of Mutual of America are as follows:

Directors

Name and Principal Business Address	Positions and Offices With Principal Underwriter

Thomas J. Moran, New York, New York	Chairman of the Board, President and Chief Executive Officer

Clifford L. Alexander, Jr., Washington, D.C.	Director

Kimberly A. Casiano, San Juan, Puerto Rico	Director

Richard M. Cummins, New York, New York	Director

Roselyn P. Epps, M.D Bethesda, Maryland	Director

Earle H. Harbison, Jr St. Louis, Missouri	Director

Maurine Haver, New York, New York	Director

Frances R. Hesselbein, New York, New York	Director

William T. Knowles, Harpswell, Maine	Director

LaSalle D. Leffall, Jr., M.D Washington, D.C.	Director

Connie Mack, III, Washington, D.C.	Director

Roger Porter, Cambridge, Massachusetts	Director

Peter J. Powers, New York, New York	Director

General Dennis J. Reimer, Oklahoma City, Oklahoma	Director

Elie Wiesel, New York, New York	Director

Officers-Directors

Name and Principal Business Address	Positions and Offices With Principal Underwriter

Thomas J. Moran	Chairman, President and Chief Executive Officer

Manfred Altstadt	Senior Executive Vice President and Chief Financial Officer

Patrick A. Burns	Senior Executive Vice President and General Counsel

Salvatore R. Curiale	Senior Executive Vice President, Technical Operations

Other Officers

Name and Principal Business Address	Positions and Offices With Principal Underwriter

Diane M. Aramony	Executive Vice President, Corporate Secretary and Assistant to the Chairman

Meyer Baruch	Senior Vice President, State Compliance and Government Regulations

Nicholas A. Branchina	Senior Vice President and Associate Treasurer

Jeremy J. Brown	Executive Vice President and Chief Actuary

Patrick Burke	Senior Vice President, National Accounts since March, 2006, prior thereto, Senior Vice President, Consulting Services

Katherine Cannizzaro	Senior Vice President, Claims, since March 2003; prior thereto, Vice President

Anne Marie Carroll	Senior Vice President and Associate General Counsel

Sean Carroll	Senior Vice President, Facilities Management

William S. Conway	Executive Vice President, Marketing and Corporate Communications

John S. Corrigan	Senior Vice President, Internal Audit, since March 2005

Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services, since February 2002; prior thereto, Superintendent of the New Jersey State Police

James E. Flynn	Senior Vice President, Institutional Funds since March, 2006, prior thereto Senior Vice President, International Markets

Harold J. Gannon	Senior Vice President, Corporate Tax

Gordon Gaspard	Senior Vice President, Key Client Relations since March 2006, prior thereto Senior Vice President, National Accounts

Robert Giaquinto, Boca Raton, FL	Senior Vice President, MIS Operations

Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer

John R. Greed	Executive Vice President and Treasurer

Jared Gutman	Executive Vice President, Technical Operations

Thomas A. Harwood	Senior Vice President, Corporate Communications

Sandra Hersko	Senior Vice President, Technical Administration

Edward J. T. Kenney	Executive Vice President, External Affairs since March 2004; prior thereto, Senior Vice President and Assistant to the President and Chief Executive Officer

Gregory A. Kleva, Jr.	Executive Vice President and Deputy General Counsel

Name and Principal Business Address	Positions and Offices With Principal Underwriter

Robert Kordecki	Senior Vice President, Key Client relations since March, 2006, prior thereto Senior Vice President, Billing and Regulatory Services/Life and Disability Claims

Nicole Lanni	Senior Vice President, Technical Services, since March 2005

Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services since March 2004; prior thereto, Senior Vice President, Human Resources and Training

Kathryn Lu	Senior Vice President and Associate General Counsel

Thomas L. Martin	Senior Vice President and Associate General Counsel

Joanne McGrane	Senior Vice President, Home Office Administration since March 2006

James McCutcheon	Senior Vice President and Associate General Counsel

Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims since March, 2006 , prior thereto Vice President, Employee Benefits

George L. Medlin	Executive Vice President, Internal Audit

Christopher Miseo	Senior Vice President, Accounting and Financial Reporting

Lynn N. Nadler, Boca Raton, FL	Senior Vice President, Training

Roger F. Napoleon	Senior Vice President and Associate General Counsel

Peter Nicklin	Senior Vice President, Special Projects, and Assistant to the Chief Information Officer

James C. Peterson	Senior Vice President, Leadership Development

William Rose	Senior Vice President, Field Operations

James J. Roth	Senior Vice President and Chief Compliance Officer since 2006, prior thereto, Vice President and Associate General Counsel

Dennis J. Routledge	Senior Vice President, Office of Technology

Robert W. Ruane	Senior Vice President, Corporate Communications and Direct Response

Myron Schlanger	Senior Vice President & Associate Treasurer

William G. Shannon	Senior Vice President, Financial Advisory Services since March, 2006; prior thereto, Senior Vice President, Individual Financial Planning

Walter W. Siegel	Senior Vice President and Actuary

Joan M. Squires	Executive Vice President, Chief Information Officer, Office of Technology

Anne M. Stanard, Boca Raton, FL	Senior Vice President, Human Resources

John Terwilliger, Boca Raton, FL	Senior Vice President, Facilities Management

Eldon Wonacott, Boca Raton, FL	Senior Vice President, Field Administration

The business address of all officers-directors and offices is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 12th day of February, 2007.

MUTUAL OF AMERICA INVESTMENT CORPORATION

By:	/s/ MANFRED ALTSTADT

Manfred Altstadt
Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 12, 2007.

Signatures	Title

/s/ MANFRED ALTSTADT	Director; Chairman, President and Chief Executive Officer
Manfred Altstadt	(Principal Executive Officer)

/s/ JOHN R. GREED	Executive Vice President, Chief Financial Officer and Treasurer
John R. Greed	(Principal Accounting Officer)

*	Director
Peter J. Flanagan

*	Director
Robert J. McGuire

*	Director
George J. Mertz

*	Director
Howard J. Nolan

*	Director
Patrick J. Waide, Jr.

By:	/s/ MANFRED ALTSTADT
(Attorney-in-Fact)

Exhibits Index

Exhibit Number

1(p)	Articles Supplementary, dated August 28, 2006

1(q)	Articles Supplementary, dated September 1, 2006